UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811- 5364



                           American High-Income Trust
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                   Date of fiscal year end: September 30, 2003

                  Date of reporting period: September 30, 2003





                                Julie F. Williams
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                             Robert E. Carlson, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)


ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

AMERICAN HIGH-INCOME TRUST

[cover:  man looking through report]

Special report: Managing a return to realistic expectations

Annual report for the year ended September 30, 2003

AMERICAN HIGH-INCOME TRUSTSM seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

The fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Table of contents

Letter to shareholders                                                 1
Results at a glance                                                    1
Chart: The value of a long-term perspective                            3
Feature: Managing a return to realistic expectations                   4
Our multiple portfolio counselor system                                9
Investment portfolio                                                  10
Financial statements                                                  28
Board of Trustees and officers                                        40
The American Funds family                                     back cover

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Please see page 3 for Class A share results with sales charges deducted. Results for other share classes can be found on page 39. Please see the inside back cover for important information about other share classes.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. CURRENT RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. FOR MORE CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. Investing outside the United States involves additional risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund's prospectus.

[photograph: man on the phone looking through report]

[Begin Sidebar]
Because of the volatility of the market, we emphasize that investing in the high-yield bond market should be viewed as a long-term commitment.
[End Sidebar]

FELLOW SHAREHOLDERS:

A combination of factors, including an improving economy, stronger balance sheets and greater availability of credit, led to a sharp recovery in corporate bond prices and helped American High-Income Trust to post the strongest fiscal-year results of its lifetime.

Shareholders who reinvested monthly dividends totaling 91.5 cents a share earned a total return of 34.3% for the 12 months ended September 30, 2003, including an income return of 9.9%. Those results outpaced both the 26.5% gain for the Lipper High Current Yield Bond Funds Index, a benchmark of similar funds, and the 28.0% return for the Credit Suisse First Boston High Yield Bond Index, which attempts to mirror the high-yield debt markets. The Citigroup Broad Investment-Grade
(BIG) Bond Index, which measures high-quality bond markets including Treasuries, posted a 5.5% return. The latter two indexes are unmanaged and include no expenses.

Shareholders who elected to take their dividends in cash saw the value of their holdings increase 23.5% while also earning an income return of 9.5%.

A TIME OF OPPORTUNITY

The past two years are a good example of how volatile the high-yield bond market can be. This year's exceptional returns follow the fund's 5.9% negative return in fiscal 2002, the worst year of its lifetime. That year, an unusually difficult corporate debt market brought corporate bond prices down to levels that were not justified by underlying fundamentals. Credit concerns were high, defaults were growing and demand for high-yield bonds waned.

During this time, the fund's portfolio counselors and analysts took advantage of the depressed market by buying the bonds of good companies at attractive values, and holding them even as they dropped further in value.

Shortly after the start of the fund's fiscal year on October 1, 2002, the market began to change. As companies took steps to solve their liquidity problems and improve their balance sheets, credit markets became more accessible and demand for high-yield bonds increased. Consequently, corporate bond prices began to rise. Some of the areas that were hardest hit in 2002 have provided superior returns in this recent period, including many companies in the wireless, telecommunications, cable and media sectors. The success of many of these holdings emphasizes the value of meticulous research and maintaining a long-term perspective, particularly during difficult periods.

[Begin Sidebar]

Results at a glance

Total returns for periods ended September 30, 2003, with all distributions reinvested. The market indexes are unmanaged.

                                                                 5 YEARS          10 YEARS
                                               1 YEAR          ANNUALIZED        ANNUALIZED
RETURNS
American High-Income Trust                     +34.3%            +6.8%             +7.4%
Credit Suisse First Boston
     High Yield Bond Index                     +28.0             +5.8              +7.2
Citigroup Broad Investment-
     Grade (BIG) Bond Index                     +5.5             +6.6              +6.9
Lipper High Current Yield
     Bond Funds Index                          +26.5             +2.4              +5.1

30-DAY RATES (AS OF OCTOBER 31, 2003)
Yield based on Securities and Exchange
     Commission formula                                                             6.01%
Distribution rate based on
     maximum offering price                                                         6.75
Distribution rate based on
     net asset value                                                                7.01

The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

For the 10 years ended September 30, 2003, American High-Income Trust ranked 3rd in total return among the 69 high current yield funds in existence throughout the period, according to Lipper. For the five years ended September 30, it ranked 18th of 238, and for the 12 months ended September 30, the fund ranked 23rd of 395. Lipper rankings do not reflect the effect of sales charges.
[End Sidebar]

[Begin Sidebar]
Some of the areas that were hardest hit in 2002 have provided  superior  returns
in  this   recent   period,   including   many   companies   in  the   wireless,
telecommunications, cable and media sectors.
[End Sidebar]

A COMMITMENT TO RESEARCH

Our goal is to invest to produce reasonable long-term returns. We understand the volatility of the high-yield bond market, and we manage the fund's portfolio with that in mind. As a result, we do not chase bonds with the highest yields. Rather, we look for companies that we believe can weather a variety of business climates and still meet their debt obligations.

One challenge is to continue to find attractive investment opportunities in a low-yielding environment. Because many of our holdings have enjoyed significant capital appreciation over the past period, we are searching out new areas that can offer investment value going forward.

For more information on this year's results and how the fund's portfolio counselors are guiding the fund in the current environment, please see the article on page 4.

LOOKING AHEAD

While we are pleased with the fund's exceptional returns for the past 12 months, we also want to remind shareholders that such results are not likely to be repeated in the period ahead. As we have mentioned in previous reports, the inevitable price fluctuations in the high-yield bond market make this fund most appropriate for investors who are comfortable with the degree of risk usually associated with an equity investment.

Because of the volatility of the market, we also emphasize that investing in the high-yield bond market should be viewed as a long-term commitment. Over the years, our research-driven investment process and long-term outlook have allowed American High-Income Trust to provide shareholders with solid returns. For the past 10-year period, shareholders have earned an average annual return of 7.4%, with dividends reinvested. That compares to a 5.1% return for the Lipper High Current Yield Bond Funds Index and a 7.2% return for the Credit Suisse First Boston High Yield Bond Index.

We welcome the many new shareholders who have joined the fund during the past year, helping to increase the fund's assets by 105% and the number of shareholder accounts by 83%. We thank you for your support.

Cordially,

/s/ Paul G. Haaga, Jr.              /s/ David C. Barclay
Paul G. Haaga, Jr.                  David C. Barclay
Chairman of the Board               President

November 14, 2003

[Begin Sidebar]
As reported in the press, instances of excessive short-term trading and illegal "late trading" (trading after 4 p.m. Eastern time) have been discovered at a number of different fund companies. In several of those cases, fund personnel engaged in or permitted these activities in clear violation of regulatory requirements and strict internal policies. This sort of conduct is unethical and detrimental to long-term shareholders. We will not tolerate it at American Funds. Although it is often difficult to detect and prevent abusive trading practices, we are committed to taking action to combat this harmful activity wherever we find it.
[End Sidebar]

THE VALUE OF A LONG-TERM PERSPECTIVE

Here's how a $10,000 investment in American High-Income Trust grew between February 19, 1988, when the fund began operations, and September 30, 2003, the end of its latest fiscal year. As you can see, that $10,000 grew to $38,197 with all distributions reinvested.

[begin mountain chart]
Year ended September 30

                                  Credit Suisse       Lipper High
                                  First Boston        Yield Bond         Citigroup Broad          Consumer
Year       American High-         High Yield          Funds              Investment-Grade         Price Index      Original
Ended      Income Trust(2)        Index(1)            Index(1),(3)       (BIG) Bond Index(1)      (inflation)(4)   Investment
1988(*)    $10,182                $10,446             $10,475            $10,222                  $10,328          $10,000

1989       $11,189                $11,026             $10,935            $11,367                  $10,776          $10,000

1990       $10,735                $10,046             $9,570             $12,237                  $11,440          $10,000

1991       $13,873                $13,757             $12,290            $14,198                  $11,828          $10,000

1992       $16,376                $16,572             $15,132            $15,999                  $12,181          $10,000

1993       $18,764                $19,171             $17,473            $17,627                  $12,509          $10,000

1994       $19,066                $19,831             $17,899            $17,063                  $12,879          $10,000

1995       $21,604                $22,617             $20,178            $19,461                  $13,207          $10,000

1996       $24,570                $25,053             $22,644            $20,423                  $13,603          $10,000

1997       $28,176                $28,992             $26,120            $22,406                  $13,897          $10,000

1998       $27,491                $28,841             $25,688            $24,975                  $14,103          $10,000

1999       $29,721                $29,979             $27,037            $24,908                  $14,474          $10,000

2000       $31,295                $30,555             $27,021            $26,632                  $14,974          $10,000

2001       $30,218                $29,049             $23,569            $30,110                  $15,371          $10,000

2002       $28,442                $29,876             $22,814            $32,632                  $15,603          $10,000

2003       $38,197                $38,257             $28,862            $34,423                  $15,966          $10,000

[end mountain chart]

*For the period February 19 through September 30, 1988.
(1) The index is unmanaged and does not reflect sales charges, commissions or expenses.
(2) Results reflect payment of the maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625. As outlined in the prospectus, the sales charge is reduced for larger investments. The maximum sales charge was 4.75% prior to January 10, 2000.
(3)  Calculated by Lipper, at net asset value.
(4) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2003:

                                           1 year       5 years       10 years
Class A shares
Reflecting 3.75% maximum sales charge      +29.33%      +5.98%         +6.96%

Results for other share classes can be found on page 39. For the most current investment results, please refer to americanfunds.com

MANAGING A RETURN TO REALISTIC EXPECTATIONS

Following two consecutive years of negative returns, shareholders in high-yield bond funds enjoyed some of the best gains in the bond market for much of this fiscal year. As a result, demand for high-yield bond funds skyrocketed. American High-Income Trust posted a total return of 34.3% for fiscal 2003, the best year of its lifetime. These strong returns are not likely to be sustained going forward. Over the past 10-year period, American High-Income Trust has returned an average 7.4% a year, while the Lipper High Current Yield Bond Funds Index has reported a 5.1% average annual return for the same period ended September 30, 2003.

We asked the three portfolio counselors who manage American High-Income Trust to offer their insights on the fund's strong return over the past 12 months and their approach to guiding the fund in the period ahead.

PUTTING THE YEAR'S RETURNS IN PERSPECTIVE

"The first thing shareholders should understand is that the recent returns are not repeatable," says David Barclay, president of American High-Income Trust.

The double-digit returns, he says, were the result of several factors. First, the start of the fiscal year on October 1, 2002, roughly coincided with the bottom of the stock market and a severe cyclical depression in corporate bond prices. During fiscal 2002, liquidity had become extremely tight, credit concerns were high and defaults were rising. "There were concerns that borrowers, even those with solid income and financial statements, would not be able to raise the money needed to meet their debt obligations," says David.

[Begin Sidebar]

COMPARING YIELDS

How American High-Income Trust's yield compares to investment-grade bond funds

[begin bar chart]

Year     American High-        Corporate A Rated       Rate of
         Income Trust (1)      Debt Funds (1)          Inflation (2)

1989     11.39%                 8.53%                   4.3%
1990     13.41                  8.57                    6.2
1991     10.93                  7.74                    3.4
1992      9.10                  7.02                    3.0
1993      8.59                  6.23                    2.7
1994      8.66                  6.65                    3.0
1995      9.27                  6.23                    2.5
1996      8.83                  6.24                    3.0
1997      7.90                  6.05                    2.2
1998      9.54                  5.58                    1.5
1999      9.62                  5.72                    2.6
2000     10.08                  5.96                    3.5
2001     10.94                  5.53                    2.6
2002     11.23                  4.98                    1.5
2003      7.72                  4.04                    2.3
Year ended September 30
[end bar chart]

(1)  12-month yield at net asset value as measured by Lipper
(2)  Source:  Consumer  Price  Index,  U.S.  Dept.  of  Labor,  Bureau  of Labor
     Statistics
[End Sidebar]

[photograph:  open book]

[Begin Sidebar]
"We look at bonds over full three- to four- year cycles," says Susan Tolson. "We devise stress tests to see if they can endure several economic scenarios."
[End Sidebar]

As a result, the market experienced a significant decline in prices that was not warranted on a fundamental basis. In response, the fund's managers took this opportunity to purchase bonds of companies that had been beaten down in price, but that they believed had a sound capital structure. "It wasn't that they had too much debt in general, but that they had too much debt during a period in which refinancing was so difficult," says David. "This created good investment opportunities."

As the issues related to liquidity and corporate credit diminished, the prices of many high-yield issues bounced back. "In October 2002, the environment changed considerably," says Abner Goldstine, a portfolio counselor in the fund. "Capital markets became more readily accessible, allowing companies to borrow. Concerns over whether companies could access credit markets and meet their maturity and coupon obligations were abated, and the markets opened."

Consequently, worries about bankruptcies eased and the whole psychology of the high-yield market began to turn around. "Investors who had been skittish about owning high-yield bonds flocked to the market," says Abner. In turn, the prices of many high-yield bonds rose significantly during the year, boosting overall returns.

BUILDING THE PORTFOLIO FROM THE BOTTOM UP

Throughout the downturn in 2002, the three portfolio counselors stood by their time-tested approach: build the fund's portfolio from the bottom up, issuer by issuer. "We don't chase yield," says David. "We look for companies with strong fundamentals that can survive in many different business climates."

The fund's consistent analytic approach set the stage for the huge returns it enjoyed in fiscal 2003. The fund's managers are always looking for companies or industries that may be temporarily out of favor or have strengths not apparent to others. Often, these can be the best opportunities for capital appreciation once market conditions improve, the issuer's success becomes clearer and, under optimum conditions, the bonds are upgraded to a higher rating.

[Begin Sidebar]
The role of a high-yield bond fund in a diversified portfolio

There are many reasons why a high-yield bond fund serves as an important part of a diversified portfolio. Historically, high-yield bond funds have offered a higher level of income than investment-grade bond funds and have had less volatility than stocks. Moreover, interest and income are contractual obligations, which makes them more predictable over the long term than dividends.

"The biggest misperception I hear most is that high-yield bonds are risky in comparison with every other investment, including equities," says David Barclay, president of American High-Income Trust. "That's just not the case."

Rather, they offer a combination of bond and equity risk. Over the long run, high-yield bonds have provided somewhat lower returns than equities with lower price volatility and higher returns than high-quality bonds with somewhat higher price volatility.

In a low interest rate environment, where money market funds (which offer stability of principal) are hovering below 1% and investment-grade bond yields barely exceed the rate of inflation, a high-yield bond fund can be a valuable part of an overall portfolio. For information on how the fund's yield compares to investment-grade bonds and the rate of inflation, see the chart on page 4.

Another reason to invest in a high-yield bond fund is that it offers diversification from other asset classes. Consider the market cycle from the stock market low on August 31, 1998, to the low on October 9, 2002. While the Standard & Poor's 500 Composite Index endured a 14.3% loss, American High-Income Trust posted a gain of 0.2%, as shown in the chart below.

COMPARING MARKET CYCLES

A good test of a mutual fund is how it does over a full market cycle -- for example, from market high to market high or market low to market low. Here are total returns, with distributions reinvested, for American High-Income Trust and the S&P 500 over the most recent stock market cycle, plus the periods from market high to market low and market high to the fiscal year-end.

                                                                                  High-to-
                                  Low-to-low           High-to-low             fiscal year-end
                                8/31/98-10/9/02      3/24/00-10/9/02           3/24/00-9/30/03

American High-Income Trust           +0.2%               -11.4%                    +22.8%
S&P 500 Composite Index             -14.3%               -47.4%                    -31.3%

Data based on price decline of 15% or more in the S&P 500. The most current decline has not fully recovered.
[End Sidebar]

In 2002, the bonds of telecommunications companies offered such an opportunity. The prices of many of these bonds had been hit hard due to concerns about slower growth and access to capital. The fund's managers, believing that the underlying fundamentals of many of these issuers were strong and offered attractive return possibilities, invested in many of these bonds and held them even as their prices declined further that summer. Although those holdings hurt returns for fiscal 2002, those same investments have since paid off handsomely, with that portion of the portfolio posting among the strongest gains for fiscal 2003.

[photograph:  pencil on top of stacked tablets of paper]

[Begin Sidebar]
"In October 2002, the environment changed considerably," says Abner Goldstine. "Investors who had been skittish about owning high-yield bonds flocked to the market."
[End Sidebar]

"We do not buy bonds from year to year," says Susan Tolson, another portfolio counselor for the fund. "We analyze an investment for its potential three to four years out."

FOCUSING ON THE LONG TERM

A long-term outlook is all the more important now. Over the course of the past 12 months, the high-yield bond market has shifted toward a more typical environment -- and that means a return to more normal returns going forward. "We can't expect the same sort of recovery or bounce back in prices that we saw this past year," says David. "That means looking more at companies with long-term potential."

Although the environment for bonds means that there is less potential upside, there are also many positive factors currently at work in the high-yield bond market, including an economic recovery, the possibility of higher revenues, stronger corporate balance sheets, fewer defaults and, at least for now, low borrowing costs.

"The market is probably primed to return its coupon (or interest payment)," says Susan. That means prices are unlikely to change much over the near term and that most gains will likely come from income on the interest payments. Because there are fewer companies that are undervalued in today's market and capital appreciation will be more difficult to achieve, "we must continue to focus on those companies where we are being paid to take the risk," she says.

A RESEARCH-DRIVEN APPROACH

Typically, high-yield bonds experience significant price fluctuations over time. During some periods, high-yield bonds may appreciate in value; during other periods, they may decline. As a result, the return on high-yield bonds over long periods of time has historically approximated the coupon. For example, American High-Income Trust's 9.2% average annual total return since its inception on February 19, 1988, is roughly equivalent to its 9.4% average annual yield for that same period.

Avoiding defaults, therefore, is key to protecting return. For that reason, research is critical when investing in the high-yield bond market.

"We focus on fully understanding the companies in which we invest so that we can weigh the nature of their risks against their potential returns," says David. "We try to pick companies we believe will be able to meet their debt obligations, even in difficult times. This means scrutinizing a company's cash flow as well as analyzing the management's commitment to fostering good relations with its creditors."

Unlike investment-grade issuers, which typically have a number of options available to them when there is a financial setback -- including the opportunity to increase their debt load -- below investment-grade issuers often have fewer options. Hence, many considerations enter into finding issuers able to meet their debt obligations. "We look at bonds over full three- to four-year cycles," says Susan. "We devise stress tests to see if they can endure several economic scenarios. We build models, make growth estimates, and ask, what if we're wrong? What if the market does not improve?"

[photograph:  eyeglasses on top of document]

[Begin Pull Quote]
"We focus on fully understanding the companies in which we invest so that we can weigh the nature of their risks against their potential returns," says David Barclay. "We try to pick companies we believe will be able to meet their debt obligations, even in difficult times."
[End Pull Quote]

This commitment to research is not limited to the U.S. market. To find the best investment opportunities for shareholders, the fund's analysts research opportunities around the globe. "We have global analysts who are fully integrated with their equity counterparts," says Susan, "which helps us to spot trends and gives us access to companies we may not otherwise have had."

HOW RISING INTEREST RATES MAY AFFECT THE PORTFOLIO

At any given time, the market price of bonds is influenced by a variety of market conditions, including the general level of interest rates. Like all other bonds, high-yield bond prices usually move in the opposite direction from interest rates. Rising rates typically cause bond prices to decline, while declining rates typically cause prices to rise.

Yet, while high-yield bonds can be negatively affected by an increase in interest rates, they often fare better than investment-grade bonds when rising rates are accompanied by strong economic growth. A thriving economy tends to benefit lower quality issuers because they have the chance to improve their revenues and businesses, as well as their credit standing. In many ways, this helps to mitigate the impact of rising rates. In addition, the higher coupons offered by lower quality bonds help to cushion the negative effects of rising interest rates.

Of course, the actual effect a rising-rate environment will have on the high-yield bond market and American High-Income Trust in particular is unclear. "It can vary," says David. "Rising rates are difficult for the bond market. While high-yield bonds are not immune, they will likely fare better than other parts of the fixed-income market."

A PROVEN TRACK RECORD

Dealing with the ups and downs of the stock and bond markets is nothing new to American High-Income Trust, whose long-term, consistent approach has allowed it to become one of the oldest high-yield bond funds on the market. Although there are 422 high-yield bond funds in existence today, only 69 have been around for a decade or longer, and just 42 have been around since 1988, the year this fund was formed. Of those 42 funds that were around 15 years ago, American High-Income Trust ranks in the top 5% in terms of results through September 30, 2003, according to Lipper.

The past few years in particular have proven to be a volatile period for the fund and the high-yield bond market. After the fund's worst fiscal year in 2002, when it posted a 5.9% loss, the fund enjoyed the best year of its lifetime in fiscal 2003. Over the long run, the fund has generated an attractive return for shareholders. Since its inception on February 19, 1988, American High-Income Trust has returned an average annual return of 9.2% as of September 30, 2003, with dividends reinvested, compared with a 7.0% average annual return for the Lipper High Current Yield Bond Funds Index.

"This fund has been around through good times and bad times," says David. "Our consistent approach, attention to risk and long-term perspective has allowed the fund to not only survive, but to provide a relatively consistent source of income and solid returns for shareholders over the years."

[Begin Sidebar]
A UNIQUE MANAGEMENT SYSTEM

American High-Income Trust is managed in a unique fashion -- as are all American Funds -- using a method we call the multiple portfolio counselor system. Each individual in the group is entrusted with a segment of the portfolio to manage as he or she deems appropriate, within the objective of the fund. What makes the system special is that it enables counselors to consult with each other, yet follow their own highest convictions.

It also provides for diverse viewpoints and leads to consistent results. Transition of fund management from one generation to the next becomes almost seamless. Another segment of the fund, as shown in the pie chart, is managed directly by the fund's research analysts, each contributing to the portfolio in his or her own area of expertise. Those contributions, in turn, signal to counselors the degree of an analyst's conviction.

[illustration of a pie with four segments, one segment highlighted to show research analysts' segment]
[Begin Caption]
research analysts

[photograph:  David C. Barclay]
[Begin Photo Caption]
David C. Barclay, Los Angeles
22 years of investment experience
[End Photo Caption]

[photograph:  Abner D. Goldstine]
[Begin Photo Caption]
Abner D. Goldstine, Los Angeles
51 years of investment experience
[End Photo Caption]

[photograph:  Susan M. Tolson]
[Begin Photo Caption]
Susan M. Tolson, Los Angeles
15 years of investment experience
[End Photo Caption]

Sizes of portfolio segments shown do not reflect actual asset allocations. [End Sidebar]


INVESTMENT PORTFOLIO   September 30, 2003

[begin pie chart]
                                      % of Net Assets

U.S. corporate bonds                       76.7 %
Non-U.S. corporate bonds                   12.3
U.S. Government obligations                 1.3
Non-U.S. government bonds                   2.6
Common stocks & warrants                    2.3
Cash & equivalents                          4.4
Other                                       0.4
[end pie chart]


TEN LARGEST HOLDINGS
                                      % of Net Assets
Dobson Communications                       3.1
American Tower Systems                      2.0
Edison International                        1.7
Crown Castle International                  1.6
Delhaize America                            1.5
J.C. Penney Co.                             1.4
AES                                         1.4
Nextel Partners                             1.4
Qwest Services                              1.4
Georgia-Pacific                             1.4



                                                                                       PRINCIPAL            MARKET
                                                                                     AMOUNT (000)            VALUE
BONDS, NOTES & equity securities                                                       OR SHARES             (000)

WIRELESS TELECOMMUNICATION SERVICES  -  12.55%
Dobson Communications Corp.:
 Series F, 6.00% convertible preferred  (1)                                             57,760 shares     $  11,668
 12.25% senior exchangeable preferred 2008  (2)                                         61,968               65,822
 13.00% senior exchangeable preferred 2009  (2)                                         27,329               28,422
 8.875% 2013 (1)                                                                 $      38,835               39,466
American Cellular Corp. 10.00% 2011 (1)                                                 61,050               65,934
American Tower Corp.:
 6.25% convertible notes 2009                                                            6,750                6,463
 9.375% 2009                                                                           105,850              108,496
 5.00% convertible debentures 2010                                                      25,925               23,559
American Towers, Inc. 0%/12.25% 2008 (3)                                                38,250               25,627
Crown Castle International Corp.:
 12.75% senior exchangeable preferred 2010  (2) (4)                                      5,757 shares         6,218
 9.00% 2011                                                                      $      11,770               12,211
 9.375% 2011                                                                            15,750               16,892
 0%/10.375% 2011 (3)                                                                    46,000               46,460
 10.75% 2011                                                                            20,000               22,300
 0%/11.25% 2011 (3)                                                                     27,100               27,100
Nextel Partners, Inc.:
 12.50% 2009                                                                            13,765               15,761
 11.00% 2010                                                                            24,375               26,751
 8.125% 2011 (1)                                                                        77,175               75,631
Nextel Communications, Inc. 7.375% 2015                                                 96,300               97,744
Triton PCS, Inc.:
 8.75% 2011                                                                             17,075               17,118
 9.375% 2011                                                                            15,135               15,476
 8.50% 2013                                                                             45,705               49,247
Western Wireless Corp. 9.25% 2013 (1)                                                   69,025               70,751
Centennial Cellular Corp. 10.75% 2008                                                   35,700               35,611
Centennial Communications Corp. and Centennial Cellular
   Operating Co. LLC 10.125% 2013 (1)                                                   31,305               32,401
AT&T Wireless Services, Inc.:
 7.875% 2011                                                                             4,035                4,705
 8.125% 2012                                                                            17,000               20,223
 8.75% 2031                                                                              3,000                3,724
Tritel PCS, Inc. 10.375% 2011                                                            3,173                3,832
Cricket Communications, Inc.:  (5)  (6)
 6.188% 2007                                                                            30,070               14,359
 6.375% 2007                                                                            11,325                5,408
 6.625% 2007                                                                             8,815                4,209
 9.50% 2007                                                                              8,250                3,939
AirGate PCS, Inc. 0%/13.50% 2009 (3)                                                    30,475               23,466
iPCS, Inc. 0%/14.00% 2010 (3)  (6)                                                      27,725                3,188
Mobile Telesystems Finance 5.141% 2004 (1)  (5)                                         18,000               17,977
Cellco Finance NV 12.75% 2005                                                            1,500                1,639
Rogers Cantel Inc. 9.75% 2016                                                            1,375                1,598
Teletrac, Inc. 9.00% 2004 (1) (2) (7)                                                    1,915                  479
                                                                                                          1,051,875

MEDIA  -  10.00%
Young Broadcasting Inc.:
 Series B:
  9.00% 2006                                                                            11,367               11,481
  8.75% 2007                                                                            15,802               16,118
 10.00% 2011                                                                            50,560               53,846
Hollinger Participation Trust 12.125% 2010 (1) (2) (5)                                  41,383               46,815
CanWest Media Inc., Series B:
 10.625% 2011                                                                           16,100               18,354
 7.625% 2013                                                                             6,000                6,450
Cinemark USA, Inc:
 Series B, 8.50% 2008                                                                    4,000                4,170
 9.00% 2013                                                                             47,850               51,319
Liberty Media Corp.:
 7.75% 2009                                                                              4,750                5,472
 7.875% 2009                                                                            12,535               14,518
 5.70% 2013                                                                              5,000                5,003
 8.25% 2030                                                                             18,225               21,173
Quebecor Media Inc.:
 11.125% 2011                                                                           38,178               43,714
 0%/13.75% 2011 (3)                                                                      2,192                1,874
AMC Entertainment Inc.:
 9.50% 2009                                                                             12,000               12,495
 9.50% 2011                                                                             10,150               10,708
 9.875% 2012                                                                            20,150               22,064
Tele-Communications, Inc.:
 9.80% 2012                                                                              9,380               12,399
 7.875% 2013                                                                             3,173                3,822
TCI Communications, Inc. 8.75% 2015                                                      7,500                9,717
Comcast Corp.:
 10.625% 2012                                                                            2,245                2,945
 7.05% 2033                                                                              5,000                5,501
Lenfest Communications, Inc. 7.625% 2008                                                 6,750                7,726
AOL Time Warner Inc.:
 6.15% 2007                                                                             20,000               21,999
 6.875% 2012                                                                             9,500               10,680
Time Warner Inc. 6.875% 2018                                                             5,000                5,563
Antenna TV SA:
 9.00% 2007                                                                             12,450               12,030
 9.75% 2008                                                                      Euro   20,750               23,424
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013 (1)             $      29,000               32,842
Emmis Communications Corp. 0%/12.50% 2011 (3)                                           35,496               31,769
Gray Communications Systems, Inc.:
 9.25% 2011                                                                             23,675               26,220
 Series C, 8.00% convertible preferred 2012  (1)  (2) (7)                                  300 shares         3,073
Charter Communications Holdings, LLC:
 10.00% 2009                                                                     $       1,125                  894
 10.25% 2010 (1)                                                                         6,750                6,834
 0%/11.75% 2010 (3)                                                                      3,425                2,432
 0%/9.92% 2011 (3)                                                                       4,900                3,491
 0%/11.75% 2011 (3)                                                                     11,175                6,202
 0%/13.50% 2011 (3)                                                                      5,525                3,481
 Charter Communications Holdings Capital Corp. 0%/12.125% 2012 (3)                       2,850                1,482
Carmike Cinemas, Inc., Series B, 10.375% 2009                                           22,720               23,970
EchoStar DBS Corp. 9.125% 2009                                                          19,925               22,665
Regal Cinemas Corp., Series B, 9.375% 2012                                              17,750               20,057
TransWestern Publishing Co. LLC, Series F, 9.625% 2007                                  19,050               19,764
Univision Communications Inc. 7.85% 2011                                                14,960               17,781
Adelphia Communications Corp.:
 10.25% 2006 (6)                                                                         9,955                6,819
 Series B, 13.00% preferred 2009  (4)                                                   36,196 shares           299
 10.25% 2011 (6)                                                                 $       9,850                6,993
Century Communications Corp. 0% 2003 (8)                                                 4,565                2,899
Clear Channel Communications, Inc.:
 4.625% 2008                                                                             3,000                3,149
 4.25% 2009                                                                              4,625                4,687
Chancellor Media Corp. of Los Angeles 8.00% 2008                                         6,699                7,670
RH Donnelley Inc.: (1)
 8.875% 2010                                                                            10,605               11,931
 10.875% 2012                                                                            3,000                3,555
British Sky Broadcasting Group PLC:
 6.875% 2009                                                                             5,000                5,597
 8.20% 2009                                                                              7,500                8,911
NextMedia Operating, Inc. 10.75% 2011                                                   12,000               13,500
Cox Communications, Inc. 7.75% 2010                                                     11,005               13,163
Radio One, Inc., Series B, 8.875% 2011                                                  10,250               11,198
Mediacom LLC and Mediacom Capital Corp.:
 7.875% 2011                                                                             3,000                2,737
 9.50% 2013                                                                              7,115                6,777
Entravision Communications Corp. 8.125% 2009                                             8,500                8,946
LBI Media, Inc. 10.125% 2012                                                             7,375                8,112
Entercom Radio, LLC 7.625% 2014                                                          6,500                6,874
Dex Media East LLC, Dex Media East Finance Co., Series B, 9.875% 2009                    5,000                5,687
Sun Media Corp. 7.625% 2013                                                              4,250                4,484
News America Inc. 6.75% 2038                                                             2,990                3,246
RBS Participacoes SA 11.00% 2007 (1)                                                     4,500                2,947
Globo Comunicacoes e Participacoes Ltda., Series B, 10.50% 2006 (1)  (6)                 2,600                1,027
Globo Comunicacoes e Participacoes SA 10.625% 2008 (1)  (6)                              2,485                  982
PanAmSat Corp. 6.125% 2005                                                               1,025                1,048
Cox Radio, Inc. 6.625% 2006                                                                250                  270
                                                                                                            837,845

MATERIALS  -  9.21%
Georgia-Pacific Corp.:
 7.50% 2006                                                                             18,875               19,536
 7.375% 2008 (1)                                                                        35,200               36,476
 8.125% 2011                                                                            29,250               30,566
 9.50% 2022                                                                              8,150                8,231
 9.125% 2022                                                                             3,000                2,985
 8.25% 2023                                                                              5,000                4,650
 8.875% 2031                                                                            10,095               10,196
Fort James Corp. 6.625% 2004                                                             1,600                1,648
Lyondell Chemical Co.:
 Series A, 9.625% 2007                                                                   5,500                5,252
 Series B, 9.875% 2007                                                                   2,000                1,915
 9.50% 2008                                                                             22,215               20,660
 10.875% 2009                                                                           34,885               31,222
 11.125% 2012                                                                           14,340               14,125
 10.50% 2013                                                                             1,950                1,872
Equistar Chemicals, LP 10.625% 2011 (1)                                                 10,500               10,447
Freeport-McMoRan Copper & Gold Inc. 10.125% 2010                                        61,205               68,703
Owens-Brockway Glass Container Inc.:
 8.875% 2009                                                                             9,425               10,085
 7.75% 2011                                                                             15,985               16,624
 8.75% 2012                                                                             22,225               23,947
Owens-Illinois, Inc.:
 8.10% 2007                                                                              5,250                5,414
 7.35% 2008                                                                              4,440                4,329
 7.50% 2010                                                                              2,000                1,940
Jefferson Smurfit Corp. (U.S.):
 8.25% 2012                                                                             21,450               22,522
 7.50% 2013                                                                             18,550               18,921
Stone Container Corp.:
 9.25% 2008                                                                              6,425                7,019
 9.75% 2011                                                                             10,700               11,716
Abitibi-Consolidated Co. of Canada:
 5.25% 2008                                                                             11,500               11,075
 6.00% 2013                                                                             33,075               31,190
Abitibi-Consolidated Inc. 8.55% 2010                                                    13,500               14,764
Potlatch Corp. 10.00% 2011                                                              30,853               34,401
Kappa Beheer BV:
 10.625% 2009                                                                    Euro   16,250               20,477
 0%/12.50% 2009 (3)                                                                      6,150                7,212
United States Steel Corp.:
 10.75% 2008                                                                     $       5,500                5,885
 9.75% 2010                                                                             20,000               20,600
Gerdau Ameristeel Corp. 10.375% 2011 (1)                                                24,375               24,619
Graphic Packaging International, Inc. 8.50% 2011 (1)                                    21,600               23,490
AK Steel Corp.:
 7.875% 2009                                                                             9,495                6,836
 7.75% 2012                                                                             20,900               14,525
Longview Fibre Co. 10.00% 2009                                                          17,950               20,014
Oregon Steel Mills, Inc. 10.00% 2009                                                    23,724               19,572
Steel Dynamics, Inc. 9.50% 2009                                                         15,930               17,125
Norampac Inc. 6.75% 2013 (1)                                                            15,700               16,092
Luscar Coal Ltd. 9.75% 2011                                                             13,925               15,944
Earle M. Jorgensen Co. 9.75% 2012                                                       14,725               15,756
Smurfit Capital Funding PLC 6.75% 2005                                                  10,175               10,480
Tekni-Plex, Inc., Series B, 12.75% 2010                                                 10,575               10,416
Millennium America Inc. 9.25% 2008                                                       9,100                9,487
Ball Corp., Series A, 6.875% 2012                                                        7,500                7,772
Peabody Energy Corp., Series B, 6.875% 2013                                              7,000                7,332
UCAR Finance Inc. 10.25% 2012                                                            5,551                6,092
Allegheny Technologies, Inc. 8.375% 2011                                                 5,000                4,425
Norske Skogindustrier ASA 7.125% 2033 (1)                                                2,500                2,582
Indah Kiat Finance Mauritius Ltd. 10.00% 2007 (6)                                          125                   58
Indah Kiat International Finance Co. BV 11.875% 2002 (8)                                 2,250                1,046
Kaiser Aluminum & Chemical Corp. 12.75% 2003 (8)                                        11,875                  950
Pindo Deli Finance Mauritius Ltd.:
 10.25% 2002 (8)                                                                         2,500                  637
 10.75% 2007 (6)                                                                           550                  143
APP International Finance Co. BV 11.75% 2005 (6)                                           275                  121
                                                                                                            772,119

TECHNOLOGY HARDWARE & EQUIPMENT  -  8.20%
Solectron Corp.:
 Series B, 7.375% 2006                                                                  13,095               13,455
 9.625% 2009                                                                            54,425               60,276
 0% LYON convertible notes 2020                                                         69,150               39,415
Xerox Corp.:
 7.15% 2004                                                                              5,500                5,651
 9.75% 2009                                                                              2,000                2,230
 7.125% 2010                                                                            46,625               46,508
 7.625% 2010                                                                             5,000                4,956
Xerox Capital (Europe) PLC 5.875% 2004                                                  28,500               28,785
ON Semiconductor Corp.:
 13.00% 2008                                                                            37,165               42,554
 Semiconductor Components Industries, LLC 12.00% 2010 (5)                               22,125               26,052
SCG Holding Corp. 12.00% 2009                                                            3,305                3,462
Sanmina-SCI Corp. 10.375% 2010                                                          51,750               60,936
SCI Systems, Inc. 3.00% convertible subordinated debentures 2007                        12,000               10,935
Micron Technology, Inc.:
 6.50% 2005 (1)                                                                         45,000               43,650
 2.50%  convertible notes 2010  (1)                                                      8,000               10,680
Amkor Technology, Inc.:
 5.75% convertible notes 2006                                                            6,800                6,502
 9.25% 2008                                                                             19,935               21,629
 7.75% 2013 (1)                                                                         21,310               21,523
Fairchild Semiconductor Corp.:
 5.00% convertible notes 2008                                                           17,850               17,560
 10.50% 2009                                                                            27,675               30,927
Motorola, Inc.:
 7.625% 2010                                                                             7,000                8,015
 8.00% 2011                                                                             14,235               16,513
 7.50% 2025                                                                              9,500               10,212
 6.50% 2028                                                                              3,175                3,076
 5.22% 2097                                                                              4,550                3,401
Juniper Networks, Inc. 4.75% convertible subordinated notes 2007                        25,750               25,235
Analog Devices, Inc. 4.75% convertible subordinated notes 2005                          20,200               20,654
Nortel Networks Ltd. 6.125% 2006                                                        17,925               18,104
Celestica Inc. 0% convertible debentures 2020                                           32,625               17,332
Flextronics International Ltd.:
 9.75% 2010                                                                      Euro   11,310               14,516
 6.50% 2013 (1)                                                                  $       2,500                2,494
Jabil Circuit, Inc. 5.875% 2010                                                         14,750               15,341
Lucent Technologies Inc. 7.25% 2006                                                     15,000               14,512
Conexant Systems, Inc. 4.00% convertible subordinated notes 2007                        14,700               12,550
LSI Logic Corp. 4.00% convertible notes 2006                                             3,000                2,884
Hyundai Semiconductor America, Inc. 8.625% 2007 (1)                                      2,600                2,223
Cypress Semiconductor Corp. 3.75% convertible subordinated notes 2005                    1,525                1,483
TriQuint Semiconductor, Inc. 4.00% convertible subordinated notes 2007                   1,060                  918
                                                                                                            687,149

RETAILING  -  7.52%
Delhaize America, Inc.:
 7.375% 2006                                                                            33,325               35,824
 8.125% 2011                                                                            55,645               61,488
 9.00% 2031                                                                             23,000               25,702
J.C. Penney Co., Inc.:
 7.05% 2005                                                                              6,380                6,667
 Series A, 6.50% 2007                                                                      250                  261
 7.60% 2007                                                                              1,375                1,492
 7.375% 2008                                                                             7,030                7,522
 8.00% 2010                                                                             24,000               26,460
 9.00% 2012                                                                              4,020                4,563
 6.875% 2015                                                                             7,920                7,841
 7.65% 2016                                                                              2,000                2,100
 7.95% 2017                                                                             14,750               15,635
 9.75% 2021 (9)                                                                          8,136                8,502
 8.25% 2022 (9)                                                                         13,937               14,425
 7.125% 2023                                                                               500                  475
 8.125% 2027                                                                             8,925                9,193
 7.40% 2037                                                                              5,745                6,118
 7.625% 2097                                                                             9,875                9,134
Ahold Finance U.S.A., Inc.:
 6.25% 2009                                                                             23,765               23,646
 8.25% 2010                                                                             16,027               17,309
 6.50% 2017                                                                      Lira    1,375                2,056
Koninklijke Ahold NV 5.875% 2008                                                 Euro   15,750               18,285
Koninklijke KPN NV 4.00% convertible note 2005                                          10,000               11,143
Ahold Lease Pass Through Trust: (9)
 Series 2001-A-1, 7.82% 2020                                                     $       3,452                3,368
 Series 2001-A-2, 8.62% 2025                                                             7,345                7,203
Amazon.com, Inc.:                                                                                            11,721
 4.75% convertible subordinated debentures 2009                                         12,225               68,354
 6.875% PEACS convertible subordinated notes 2010                                Euro   59,550
Saks Inc.:                                                                                                    5,375
 7.50% 2010                                                                      $       5,000               19,543
 9.875% 2011                                                                            16,492               15,125
 7.375% 2019                                                                            15,050
Gap, Inc.:                                                                                                    2,137
 9.90% 2005 (5)                                                                          1,900               17,474
 6.90% 2007                                                                             16,180               19,574
 10.55% 2008 (5)                                                                        16,210
Dillard's, Inc.:                                                                                              5,300
 6.125% 2003                                                                             5,300                2,994
 6.43% 2004                                                                              2,950                  970
 6.69% 2007                                                                              1,000                2,817
 6.30% 2008                                                                              2,950                5,912
 6.625% 2018                                                                             6,915                6,215
 7.00% 2028                                                                              7,720                6,697
Mercantile Stores Company, Inc. 8.20% 2022 (9)                                           7,125                2,225
Dillard Department Stores, Inc. 7.875% 2023                                              2,500
Pathmark Stores, Inc.:                                                                                       11,793
 8.75% 2012 (1)                                                                         11,450               16,789
 8.75% 2012                                                                             16,300
Toys "R" Us, Inc.:                                                                                            1,898
 6.875% 2006                                                                             1,750                2,181
 7.625% 2011                                                                             2,000               19,991
 7.875% 2013                                                                            18,250               15,983
Office Depot, Inc. 10.00% 2008                                                          13,375               12,561
PETCO Animal Supplies, Inc. 10.75% 2011                                                 10,875               10,200
Payless ShoeSource, Inc. 8.25% 2013 (1)                                                 10,000                4,935
DR Securitized Lease Trust, Series 1994 K-2, 9.35% 2019 (9) (10)                         9,665                3,732
Kmart Corp. Pass Through Trust, Series 1995 K-2, 9.78% 2020 (9)  (10)                    9,089
Rite Aid Corp.:                                                                                               1,504
 6.875% 2013                                                                             1,600                5,464
 7.70% 2027                                                                              6,280                4,089
Staples, Inc. 7.375% 2012                                                                3,500
Great Atlantic & Pacific Tea Co., Inc.:                                                                         283
 9.125% 2011                                                                               300
 9.375% QUIBS preferred 2039                                                            18,500 shares           423
                                                                                                            630,671

HOTELS, RESTAURANTS & LEISURE  -  6.38%
Six Flags, Inc.:
 7.25% PIERS convertible preferred 2009, Series B                                    1,000,000               19,600
 9.50% 2009                                                                      $      13,000               12,448
 8.875% 2010                                                                            25,125               23,178
 9.75% 2013 (1)                                                                         16,125               15,238
Premier Parks Inc. 9.75% 2007                                                           14,875               14,689
Royal Caribbean Cruises Ltd.:
 7.00% 2007                                                                             18,668               19,275
 6.75% 2008                                                                              7,340                7,450
 8.00% 2010                                                                             13,750               14,575
 8.75% 2011                                                                             12,000               13,140
Mohegan Tribal Gaming Authority:
 8.125% 2006                                                                             7,055                7,646
 6.375 2009 (1)                                                                         14,160               14,355
 8.375% 2011                                                                             4,000                4,380
 8.00% 2012                                                                              7,775                8,436
MGM Mirage, Inc.:
 6.00% 2009                                                                             11,750               11,867
 8.50% 2010                                                                              3,100                3,503
Mirage Resorts, Inc.:
 6.625% 2005                                                                             1,950                2,038
 6.75% 2007                                                                              7,450                7,860
 6.75% 2008                                                                              4,800                5,076
Boyd Gaming Corp.:
 9.25% 2009                                                                              6,595                7,395
 7.75% 2012                                                                             15,500               16,081
 8.75% 2012                                                                              4,500                4,899
Buffets, Inc. 11.25% 2010                                                               22,400               23,408
IT&T Corp. 6.75% 2005                                                                   12,000               12,705
Starwood Hotels & Resorts Worldwide, Inc.:
 7.375% 2007                                                                             6,625                7,138
 7.875% 2012                                                                             2,575                2,833
Horseshoe Gaming Holding Corp., Series B, 8.625% 2009                                   19,500               20,987
Harrah's Operating Co., Inc.:
 7.875% 2005                                                                            10,875               11,799
 7.125% 2007                                                                             3,850                4,372
 8.00% 2011                                                                              3,189                3,783
Station Casinos, Inc.:
 8.375% 2008                                                                            16,250               17,611
 9.875% 2010                                                                             2,000                2,222
Extended Stay America, Inc. 9.875% 2011                                                 17,625               19,542
Argosy Gaming Co.:
 10.75% 2009                                                                             7,375                8,122
 9.00% 2011                                                                             10,350               11,307
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012          17,380               17,380
Hilton Hotels Corp.:
 7.625% 2008                                                                             4,700                5,170
 7.20% 2009                                                                              9,710               10,487
 8.25% 2011                                                                              1,290                1,448
YUM  Brands, Inc. 7.70% 2012                                                            14,150               15,742
Coast Hotels and Casinos, Inc. 9.50% 2009                                               14,500               15,551
Eldorado Resorts LLC 10.50% 2006                                                        14,250               14,464
Florida Panthers Holdings, Inc. 9.875% 2009                                             12,250               13,123
Jupiters Ltd. 8.50% 2006                                                                11,780               12,914
Sbarro, Inc. 11.00% 2009                                                                14,000               12,180
International Game Technology:
 7.875% 2004                                                                             6,000                6,216
 8.375% 2009                                                                             3,250                3,946
Perkins Family Restaurants, LP, Perkins Finance Corp., Series B, 10.125% 2007           10,250               10,045
Mandalay Resort Group, Series B, 10.25% 2007                                             7,500                8,663
CKE Restaurants, Inc. 9.125% 2009                                                        6,179                6,241
Ameristar Casinos, Inc. 10.75% 2009                                                      2,000                2,285
AMF Bowling Worldwide, Inc. 0% convertible debentures 2018 (1)  (6) (7)                 10,508                    1
                                                                                                            534,814

DIVERSIFIED TELECOMMUNICATION SERVICES  -  5.15%
Qwest Services Corp.: (1)
 13.00% 2007                                                                            46,641               52,471
 13.50% 2010                                                                            17,530               20,510
 14.00% 2014                                                                             8,097                9,777
Qwest Capital Funding, Inc. 7.75% 2006                                                  29,100               28,664
Qwest Corp. 8.875% 2012 (1)                                                              3,600                4,014
U S WEST, Inc. 7.20% 2004                                                                1,500                1,549
Sprint Capital Corp.:
 7.90% 2005                                                                              1,500                1,621
 7.125% 2006                                                                            10,140               11,142
 6.00% 2007                                                                             13,502               14,543
 7.625% 2011                                                                            23,860               26,942
 8.375% 2012                                                                            10,550               12,468
 6.90% 2019                                                                             12,332               12,679
NTL Inc. 19.00% 2010 (2)                                                                36,245               35,339
Comcast UK Cable Partners Ltd. 11.20% 2007                                              20,605               20,734
Cincinnati Bell Inc. 7.25% 2013 (1)                                                     51,750               51,491
AT&T Corp. 7.80% 2011 (5)                                                               32,000               37,055
TeleWest PLC: (6)
 9.625% 2006                                                                             6,100                2,898
 11.00% 2007                                                                            18,160                8,944
Telewest Communications PLC: (6)
 11.25% 2008                                                                             9,210                4,467
 9.875% 2010                                                                            29,883               13,970
 0%/11.375% 2010 (3)                                                                    12,000                4,380
France Telecom 9.00% 2011 (5)                                                           17,250               21,107
NTELOS, Inc. 9.00% convertible bonds 2013 (1) (7)                                       14,555               14,656
TELUS Corp. 7.50% 2007                                                                   8,250                9,286
FairPoint Communications, Inc. 11.875% 2010                                              4,950                5,668
PCCW-HKT Capital Ltd. 7.75% 2011 (1)                                                     4,750                5,445
GT Group Telecom Inc. 0%/13.25% 2010 (3)  (6)                                           11,000                   23
VoiceStream Wireless Corp. 10.375% 2009                                                      1                    1
XO Communications, Inc. 14.00% preferred 2009 (2) (4)                                       40 shares             0
                                                                                                            431,844

UTILITIES  -  4.73%
Edison Mission Energy:
 10.00% 2008                                                                     $       7,000                6,195
 7.73% 2009                                                                             21,375               17,528
 9.875% 2011                                                                            18,625               16,018
Southern California Edison 8.00% 2007 (1)                                               30,725               34,489
Mission Energy Holding Co. 13.50% 2008                                                  34,975               23,258
Edison International 6.875% 2004                                                        20,000               20,450
Midwest Generation, LLC, Series B, 8.56% 2016 (9)                                       15,350               14,285
Homer City Funding LLC 8.734% 2026 (9)                                                  10,800               11,124
AES Corp.:
 10.00% 2005 (1)                                                                        14,450               14,956
 9.50% 2009                                                                             19,357               20,034
 9.375% 2010                                                                            10,569               10,833
 8.75% 2013 (1)                                                                         43,985               46,404
 9.00% 2015 (1)                                                                         15,150               16,097
AES Trust VII 6.00% convertible preferred 2008                                         264,925 shares        10,067
Dynegy Holdings Inc.: (1)
 9.875% 2010                                                                     $      18,025               18,926
 10.125% 2013                                                                           37,140               39,368
Duke Capital Corp. 7.50% 2009                                                           18,375               20,703
Drax Holdings Ltd., Series B, 10.41% 2020 (9)                                           22,975               17,231
FPL Energy American Wind, LLC 6.639% 2023 (1)  (9)                                      14,475               14,711
Nevada Power Co. 9.00% 2013 (1)                                                          8,000                8,300
TNP Enterprises, Inc., Series B, 10.25% 2010                                             4,250                4,399
Williams Companies, Inc. 8.125% 2012                                                     1,750                1,829
Williams Holdings of Delaware, Inc. 6.25% 2006                                           1,250                1,250
Israel Electric Corp. Ltd. 7.75% 2027 (1)                                                2,550                2,618
El Paso Corp. 7.875% 2012                                                                3,000                2,535
Dominion Resources, Inc., Series 2002-C, 5.70% 2012  (5)                                 1,800                1,917
Oncor Electric Delivery Co. 6.375% 2012                                                    670                  750
                                                                                                            396,275

FINANCIALS  -  3.96%
Fuji JGB Investment LLC, Series A, 9.87% noncumulative
  preferred (undated) (1)  (5)                                                          50,580               54,566
IBJ Preferred Capital Co. LLC, Series A, 8.79%
  noncumulative preferred (undated) (1)  (5)                                            36,650               37,841
Capital One Financial Corp.:
 7.25% 2006                                                                              5,500                5,912
 8.75% 2007                                                                             32,815               36,980
 7.125% 2008                                                                             5,000                5,407
Capital One Bank 6.50% 2013                                                             12,500               12,817
Providian Financial Corp.:
 3.25% convertible debentures 2005                                                      20,000               18,800
 Series A, 9.525% 2027 (1) (11)                                                         15,000               13,725
UFJ Finance Aruba AEC 6.75% 2013                                                        16,745               17,575
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative
  preferred (undated) (1)  (5)                                                          13,500               14,677
MBNA Corp.:
 5.625% 2007                                                                            10,000               10,876
 Series F, 7.50% 2012                                                                    7,500                8,773
 MBNA Capital A, Series A, 8.278% 2026                                                   7,500                8,129
Sumitomo Mitsui Banking Corp. 8.00% 2012                                                 9,750               11,705
SB Treasury Co. LLC, Series A, 9.40% noncumulative preferred (undated) (1)  (5)          8,480                9,158
Bayer Hypo-Vereinsbank 8.741% 2031 (1)                                                   9,903               10,944
ACE Capital Trust II 9.70% 2030                                                          6,250                8,172
Mangrove Bay Pass Through Trust 6.102% 2033 (1)                                          8,000                7,976
Household Finance Corp. 6.40% 2008                                                       6,000                6,741
Prudential Holdings, LLC, Series C, 8.695% 2023 (1)  (9)                                 5,000                6,157
Chevy Chase Preferred Capital Corp., Series A, 10.375% exchangeable preferred          106,389 shares         6,022
BankUnited Capital Trust, BankUnited Financial Corp. 10.25% 2026                 $       4,500                4,916
CNA Financial Corp. 7.25% 2023                                                           5,000                4,667
Kazkommerts International BV 8.50% 2013 (1)                                              3,500                3,421
Advanta Capital Trust I, Series B, 8.99% 2026                                            4,500                2,948
Sovereign Capital Trust I 9.00% 2027                                                     2,500                2,772
                                                                                                            331,677

AUTOMOBILES & COMPONENTS  -  3.60%
Ford Motor Credit Co.:
 6.875% 2006                                                                            13,500               14,369
 6.50% 2007                                                                             25,000               26,440
 7.375% 2009                                                                            14,000               14,941
 7.875% 2010                                                                            12,025               13,055
 7.25% 2011                                                                             10,000               10,452
 7.375% 2011                                                                            19,000               20,013
Ford Motor Co. Capital Trust II 6.50% cumulative convertible
  trust preferred 2032                                                                 160,600 shares         6,956
General Motors Acceptance Corp.:
 6.125% 2006                                                                     $       5,000                5,315
 6.125% 2007                                                                            13,500               14,285
 6.15% 2007                                                                             10,000               10,598
 6.875% 2011                                                                            12,000               12,475
 6.875% 2012                                                                            27,500               28,499
General Motors Corp.:
 7.20% 2011                                                                              7,250                7,650
 Series B, 5.25% convertible debentures 2032                                               500               11,490
TRW Automotive Acquisition Corp.: (1)
 9.375% 2013                                                                            18,850               21,301
 11.00% 2013                                                                             2,520                2,948
Tenneco Automotive Inc.:
 Series B, 11.625% 2009                                                                 11,000               10,890
 10.25% 2013 (1)                                                                         3,875                4,224
Stoneridge, Inc. 11.50% 2012                                                            13,075               15,004
Lear Corp., Series B, 8.11% 2009                                                        12,675               14,640
Visteon Corp. 8.25% 2010                                                                 9,000                9,606
ArvinMeritor, Inc.:
 6.625% 2007                                                                               750                  743
 8.75% 2012                                                                              4,375                4,605
Meritor Automotive, Inc. 6.80% 2009                                                      2,200                2,145
Dana Corp. 10.125% 2010                                                                  4,925                5,528
R.J. Tower Corp. 12.00% 2013 (1)                                                         5,000                5,100
Dura Operating Corp., Series B, 8.625% 2012                                              4,625                4,822
DaimlerChrysler North America Holding Corp. 7.20% 2009                                   3,000                3,366
Key Plastics Holdings, Inc., Series B, 10.25% 2007 (6) (7)                               9,650                  121
                                                                                                            301,581

OIL & GAS  -  3.53%
Premcor Refining Group Inc.:
 9.25% 2010                                                                             12,675               13,879
 9.50% 2013                                                                             27,375               30,249
 7.50% 2015                                                                             18,550               18,596
Clark Refining & Marketing, Inc.:
 8.375% 2007                                                                             2,225                2,281
 8.875% 2007                                                                            29,140               29,869
 8.625% 2008                                                                             1,120                1,159
Port Arthur Finance Corp. 12.50% 2009 (9)                                                1,906                2,220
General Maritime Corp. 10.00% 2013                                                      33,990               38,154
Western Oil Sands Inc. 8.375% 2012                                                      30,355               34,529
Petrozuata Finance, Inc., Series B: (9)
 8.22% 2017 (1)                                                                         29,490               25,361
 8.22% 2017                                                                              6,900                5,934
Newfield Exploration Co.:
 Series B, 7.45% 2007                                                                    1,750                1,881
 7.625% 2011                                                                             3,500                3,763
 8.375% 2012                                                                            22,000               23,980
Overseas Shipholding Group, Inc.:
 8.25% 2013                                                                             11,000               11,550
 8.75% 2013                                                                              7,000                7,499
Teekay Shipping Corp. 8.875% 2011                                                       16,875               18,731
Pogo Producing Co.:
 10.375% 2009                                                                            8,250                8,889
 Series B, 8.25% 2011                                                                    1,700                1,857
XTO Energy Inc.:
 7.50% 2012                                                                              4,450                4,973
 6.25% 2013                                                                              3,000                3,120
Valero Energy Corp. 6.125% 2007                                                          3,940                4,324
Pemex Project Funding Master Trust:
 7.875% 2009                                                                             1,400                1,596
 8.625% 2022                                                                             1,170                1,310
                                                                                                            295,704

CONSUMER DURABLES & APPAREL  -  3.18%
K. Hovnanian Enterprises, Inc.:
 10.50% 2007                                                                            12,480               14,570
 8.875% 2012                                                                            14,475               15,561
 7.75% 2013 (1)                                                                         15,750               16,301
D.R. Horton, Inc.:
 8.00% 2009                                                                             14,770               16,210
 9.75% 2010                                                                              3,000                3,390
 6.875% 2013                                                                             3,000                3,030
Schuler Homes, Inc. 10.50% 2011                                                          6,280                7,151
WCI Communities, Inc.:
 10.625% 2011                                                                           21,600               23,760
 9.125% 2012                                                                             5,325                5,724
Ryland Group, Inc.:
 5.375% 2008                                                                            18,000               18,203
 9.75% 2010                                                                              9,825               11,274
MDC Holdings, Inc.:
 7.00% 2012                                                                             15,900               17,507
 5.50% 2013                                                                              4,000                4,007
William Lyon Homes, Inc. 10.75% 2013                                                    17,495               19,070
Warnaco Inc. 8.875% 2013 (1)                                                            15,875               17,105
Toll Corp.:
 8.25% 2011                                                                              1,750                1,916
 8.25% 2011                                                                              5,500                6,023
Toll Brothers, Inc. 6.875% 2012                                                          6,750                7,570
Beazer Homes USA, Inc. 8.375% 2012                                                      13,250               14,376
Levi Strauss & Co.:
 11.625% 2008                                                                    Euro    3,316                3,250
 11.625% 2008                                                                    $       2,400                1,980
 12.25% 2012                                                                             9,125                7,346
Salton/Maxim Housewares, Inc. 10.75% 2005                                                4,300                4,246
Salton, Inc. 12.25% 2008                                                                 6,575                6,460
Boyds Collection, Ltd., Series B, 9.00% 2008                                             8,122                8,254
Lennar Corp.:
 7.625% 2009                                                                             3,250                3,797
Series B, 9.95% 2010                                                                     2,500                2,895
Pulte Homes, Inc.:
 7.875% 2032                                                                             2,430                2,770
 6.375% 2033                                                                             2,500                2,407
                                                                                                            266,153

CAPITAL GOODS  -  3.00%
Tyco International Group SA:
 6.375% 2005                                                                             9,900               10,346
 6.125% 2008                                                                            21,225               22,286
 6.125% 2009                                                                            11,500               12,075
 6.375% 2011                                                                            11,500               11,917
Terex Corp.:
 8.875% 2008                                                                             2,000                2,095
 9.25% 2011                                                                             23,900               26,290
 Class B, 10.375% 2011                                                                  12,300               13,838
Technical Olympic USA, Inc.:
 9.00% 2010                                                                             17,400               18,444
 10.375% 2012                                                                           19,500               21,060
American Standard Inc.:
 7.375% 2005                                                                             7,220                7,671
 7.375% 2008                                                                             4,450                4,884
 8.25% 2009                                                                             10,190               11,515
 7.625% 2010                                                                             8,850                9,912
Cummins Inc. 9.50% 2010 (1)                                                             12,475               14,284
Cummins Capital Trust I 7.00% QUIPS convertible preferred 2031  (1)                    180,000 shares        10,575
Bombardier Capital Inc., Series A, 6.125% 2006 (1)                               $      12,200               12,902
Nortek, Inc., Class B:
 9.125% 2007                                                                             4,000                4,140
 9.25% 2007                                                                              1,000                1,035
 9.875% 2011                                                                             5,350                5,684
Koppers Industry Inc. 9.875% 2013 (1)                                                    9,875                9,875
Swire Pacific Offshore Financing Ltd. 9.33% cumulative guaranteed perpetual
   preferred capital securities (1)                                                    351,648 shares         9,231
AGCO Corp. 9.50% 2008                                                            $       5,250                5,696
Jacuzzi Brands, Inc. 9.625% 2010 (1)                                                     3,000                3,128
NMHG Holding Co. 10.00% 2009                                                             2,000                2,210
                                                                                                            251,093

COMMERCIAL SERVICES & SUPPLIES  -  2.23%
Allied Waste North America, Inc.:
 Series B, 7.625% 2006                                                                   7,000                7,350
 8.50% 2008                                                                             18,000               19,530
 Series B, 8.875% 2008                                                                  18,750               20,391
 10.00% 2009                                                                            48,225               52,505
United Rentals (North America), Inc.:
 10.75% 2008 (1)                                                                        18,575               20,665
 10.75% 2008                                                                             5,000                5,563
Cendant Corp.:
 6.25% 2008                                                                              6,000                6,598
 7.125% 2015                                                                             7,500                8,539
PHH Corp. 7.125% 2013                                                                    5,000                5,602
KinderCare Learning Centers, Inc., Series B, 9.50% 2009                                 19,850               20,049
Waste Management, Inc.:
 6.875% 2009                                                                             1,500                1,702
 7.375% 2010                                                                             3,000                3,512
WMX Technologies, Inc.:
 6.375% 2003                                                                             1,000                1,007
 7.10% 2026                                                                              2,150                2,360
Synagro Technologies, Inc. 9.50% 2009                                                    4,000                4,400
Stericycle, Inc., Series B, 12.375% 2009                                                 3,407                3,935
Protection One Alarm Monitoring, Inc. 13.625% 2005 (5) (7)                               3,543                3,012
Safety-Kleen Services, Inc. 9.25% 2008 (6) (7)                                           7,000                  140
                                                                                                            186,860

FOOD & BEVERAGES  -  1.65%
Burns Philp Capital Pty Ltd.: (1)
 9.50% 2010                                                                             16,750               17,588
 10.75% 2011                                                                            14,575               15,304
 9.75% 2012                                                                             52,247               52,508
Constellation Brands, Inc. 8.125% 2012                                                  16,200               17,577
Canandaigua Brands, Inc. 8.50% 2009                                                      1,300                1,378
Del Monte Corp. 8.625% 2012 (1)                                                         16,775               18,411
Fage Dairy Industry SA 9.00% 2007                                                       10,000               10,050
Dole Food Co., Inc. 8.875% 2011                                                          5,210                5,575
                                                                                                           138,391

HEALTH CARE PROVIDERS & SERVICES  -  1.40%
Columbia/HCA Healthcare Corp.:
 6.91% 2005                                                                             13,250               13,995
 7.00% 2007                                                                              8,255                8,999
HCA Inc.:
 6.95% 2012                                                                              5,000                5,313
 6.25% 2013                                                                             16,275               16,533
Quintiles Transnational 10.00% 2013 (1)                                                 29,100               30,191
Concentra Operating Corp.:
 Series A, 13.00% 2009                                                                   5,775                6,439
 9.50% 2010 (1)                                                                         20,350               21,368
Tenet Healthcare Corp.:
 5.375% 2006                                                                             5,515                5,432
 6.375% 2011                                                                             7,500                7,219
Integrated Health Services, Inc.: (6) (7)
 10.25% 2006 (5)                                                                        11,250                  253
 Series A:
  9.50% 2007                                                                            37,500                  844
  9.25% 2008                                                                            46,250                1,041
                                                                                                            117,627

TRANSPORTATION  -  1.17%
Northwest Airlines, Inc.:
 8.52% 2004                                                                              3,625                3,516
 7.625% 2005                                                                             5,250                4,633
 8.875% 2006                                                                            20,090               15,520
 9.875% 2007                                                                            13,250               10,269
 7.875% 2008                                                                            13,900               10,286
Continental Airlines, Inc.:
 8.00% 2005                                                                              9,815                9,054
 Series 2000-2, Class C, 8.312% 2011 (9)                                                 6,942                5,273
 Series 2000-1, Class A-1, 8.048% 2022 (9)                                               3,161                3,110
TFM, SA de CV:
 10.25% 2007                                                                             2,295                2,375
 11.75% 2009                                                                             9,600                9,888
 12.50% 2012                                                                             2,310                2,553
Kansas City Southern Railway Co.:
 9.50% 2008                                                                              3,375                3,738
 7.50% 2009                                                                              5,365                5,593
RailAmerica Transportation Corp. 12.875% 2010                                            6,545                7,249
International Shipholding Corp., Series B, 7.75% 2007                                    1,950                1,848
Delta Air Lines, Inc. 9.75% 2021                                                         2,200                1,474
USAir, Inc. Pass Through Trust, Series 1993-A3, 10.375% 2013 (6) (9)                     2,977                  930
United Air Lines, Inc.: (6)
 9.00% 2003                                                                              3,000                  296
 1991 Equipment Trust Certificates, Series A, 10.11% 2006 (9)                            1,907                  381
                                                                                                             97,986

REAL ESTATE  -  0.82%
Host Marriott, LP:
 Series E, 8.375% 2006                                                                   7,450                7,832
 Series G, 9.25% 2007                                                                    2,150                2,357
 Series I, 9.50% 2007                                                                    3,550                3,905
HMH Properties, Inc.:
 Series A, 7.875% 2005                                                                  10,510               10,825
 Series B, 7.875% 2008                                                                   1,350                1,394
Felcor Lodging LP:
 10.00% 2008 (5)                                                                         1,500                1,620
 8.50% 2011                                                                             16,465               17,618
Equity Office Properties Trust, Series B, 5.25% convertible preferred 2008             200,000 shares         9,840
MeriStar Hospitality Operating Partnership, MeriStar Hospitality Finance:
 Corp. II 10.50% 2009                                                            $       2,250                2,441
 Corp. III 9.125% 2011                                                                   5,125                5,407
Rouse Co. 7.20% 2012                                                                     5,000                5,703
                                                                                                             68,942

OTHER  -  0.66%
Freddie Mac 4.25% 2005                                                                  20,000               20,933
Elan Finance Corp. Ltd. 0% convertible notes 2018                                       20,325               12,144
Iron Mountain Inc.:
 Pierce Leahy Command Co., 8.125% 2008                                                     550                  573
 8.625% 2013                                                                             2,000                2,140
 7.75% 2015                                                                              6,200                6,433
Playtex Products, Inc. 9.375% 2011                                                       5,750                5,549
Electronic Data Systems Corp. 6.85% 2004                                                 5,000                5,183
GMAC Commercial Mortgage Securities, Inc., Series 1997-C2,
  Class E, 7.624% 2029 (5)  (9)                                                          2,500                2,226
Exodus Communications, Inc. 11.625% 2010 (6)                                             4,076                   82
                                                                                                             55,263


ASSET-BACKED OBLIGATIONS
Asset-backed obligations  -  0.33%
Consumer Credit Reference Index Securities Program Trust, Series 2002-2A,
  Class FX, 10.421% 2007 (1)                                                            16,500              17,447
Mediterranean Re PLC 6.98% 2005 (1)  (5)  (9)                                            5,000                5,100
Residential Reinsurance 2002 Ltd. 6.04% 2005 (1)  (5)  (9)                               5,000                5,000
                                                                                                             27,547

GOVERNMENT OBLIGATIONS
Non-U.S. government obligations  -  2.59%
Brazil (Federal Republic of):
 Global 10.00% 2007                                                                      1,000                1,074
 Debt Conversion Bond, Series L, Bearer, 2.188% 2012 (5)                                 2,500                2,013
 10.25% 2013                                                                            28,000               27,510
 Bearer 8.00% 2014 (2)                                                                   7,957                7,361
 8.875% 2024                                                                             1,895                1,531
 11.00% 2040                                                                            13,110               12,455
Russian Federation:
 12.75% 2028                                                                             8,000               12,980
 5.00% 2030 (5)                                                                         22,865               21,750
United Mexican States Government:
 Global 8.625% 2008                                                                      6,780                8,092
 Series M10, 10.50% 2011                                                         MXP    12,320                1,276
 Eurobonds, Global 6.375% 2013                                                   $       4,000                4,230
 Eurobonds 11.375% 2016                                                                  6,751                9,742
 Global 8.125% 2019                                                                      3,695                4,185
 Global 8.30% 2031                                                                       3,020                3,437
Panama (Republic of):
 Interest Reduction Bond 1.938% 2014 (5)                                                 5,327                5,008
 10.75% 2020                                                                               415         497
 Global 9.375% 2023                                                                     12,210               13,187
 8.875% 2027                                                                             2,000                2,070
Peru (Republic of):
 9.125% 2012                                                                             4,909                5,486
 9.875% 2015                                                                             7,500                8,719
 Past Due Interest Eurobond 5.00% 2017 (5)                                                 409                  378
Dominican Republic:
 9.50% 2006 (1)                                                                          3,130                3,099
 9.50% 2006                                                                              1,250                1,238
 9.04% 2013 (1)                                                                          6,095                5,546
 2.063% 2024 (5)                                                                           500                  364
Colombia (Republic of):
 10.00% 2012                                                                             1,500                1,639
 Global 10.75% 2013                                                                      6,800                7,650
 Global 10.375% 2033                                                                       700                  732
Bulgaria (Republic of):
 8.25% 2015 (1)                                                                          3,160                3,616
 8.25% 2015                                                                              4,900                5,607
Turkish Treasury Bill:
 0% 2003                                                                  TRL    2,284,750,000                1,576
 0% 2004                                                                         2,895,745,000                1,903
Turkey (Republic of):
 9.875% 2008                                                                     $       2,335                2,536
 12.375% 2009                                                                            1,925                2,267
Ukraine Government 7.65% 2013 (1)                                                        4,900                4,900
State of Qatar 9.75% 2030                                                                3,500                4,883
Banque Centrale de Tunisie 7.375% 2012                                                   3,500                3,964
Guatemala (Republic of):
 10.25% 2011 (1)                                                                         1,000                1,150
 10.25% 2011                                                                             1,000                1,150
  9.25% 2013 (1)                                                                         1,500                1,601
El Salvador (Republic of) 7.75% 2023 (1)                                                 2,775                2,928
Argentina (Republic of):
 Global 7.00%/15.50% 2008 (3) (10)                                                       1,500                  435
 11.75% 2009 (10)                                                                           75                   21
 1.162% 2012 (5)                                                                         2,380                1,465
 11.375% 2017 (10)                                                                          80                   23
 Global 12.25% 2018 (2) (10)                                                             2,860                  766
 Global 12.00% 2031 (2)  (10)                                                               53                   14
Venezuela (Republic of) 9.25% 2027                                                       2,130                1,657
Philippines (Republic of):
 9.875% 2019                                                                               500                  546
 Global 10.625% 2025                                                                       945                1,096
Central Bank of Nigeria, Series WRN, 0% 2020 (7)                                             1                    0
                                                                                                            217,353

U.S. TREASURY NOTES AND BONDS  -  1.05%
 7.50% February 2005 (11)                                                                6,000                6,518
 5.75% November 2005                                                                    14,000               15,234
 6.625% May 2007                                                                        25,000               28,797
 3.25% August 2007                                                                       5,000                5,163
 4.75% November 2008                                                                    10,000               10,897
 7.50% November 2016                                                                    12,000               15,675
 7.875% February 2021                                                                    4,000                5,465
                                                                                                             87,749


                                                                                                             Market
                                                                                                              value
EQUITY-RELATED SECURITIES                                                                                     (000)

Common stocks & warrants  -  2.34%
SpectraSite, Inc. (1) (4) (7) (12)                                                   2,541,328 shares        66,424
Dobson Communications Corp., Class A  (1) (4)                                        5,754,785               46,729
NTELOS, Inc.  (4) (7) (12)                                                           1,247,193               24,832
ZiLOG, Inc.  (4) (12)                                                                3,315,000               10,608
ZiLOG, Inc. - MOD III Inc., units  (4) (7) (12)                                          3,315                1,776
Nextel Communications, Inc., Class A  (1)  (4)                                         613,418               12,078
Fairchild Semiconductor Corp., Class A  (4)                                            500,000                8,290
American Tower Corp., warrants, expire 2008  (1)  (4)                                   38,250                5,355
Equity Office Properties Trust                                                         150,000                4,129
Emmis Communications Corp., Class A  (4)                                               201,000                4,056
Viacom Inc., Class B, nonvoting                                                         63,225                2,422
Clear Channel Communications, Inc.                                                      51,012                1,954
DigitalGlobe, Inc. (1)  (4) (7)                                                      3,064,647                1,532
VersaTel Telecom International NV (4)                                                  779,280                1,482
NTL Inc. (1)  (4) (7)                                                                   29,500                1,251
Radio One, Inc., Class A  (4)                                                           22,000                  323
Radio One, Inc., Class D, nonvoting  (4)                                                44,000                  632
Clarent Hospital Corp. (4) (12)                                                        576,849                  937
Cincinnati Bell Inc.  (4)                                                               70,740                  360
Nortel Inversora SA, Class A, preferred (ADR) (Argentina) (1)  (4) (7)                 675,397                  338
Netia Holdings SA (4)                                                                  327,966                  324
XO Communications, Inc.  (4)                                                            18,882                  110
XO Communications, Inc., Series A, warrants, expire 2010  (4)                           37,767                   59
XO Communications, Inc., Series B, warrants, expire 2010  (4)                           28,325                   42
XO Communications, Inc., Series C, warrants, expire 2010  (4)                           28,325                   31
KMC Telecom Holdings, Inc., warrants, expire 2008  (1)  (4)                             22,500                   67
Allegiance Telecom, Inc., warrants, expire 2008  (1)  (4) (7)                            5,000                    1
GT Group Telecom Inc., warrants, expire 2010 (1)  (4) (7)                               11,000                    0
Protection One, Inc., warrants, expire 2005  (1)  (4) (7)                               30,400                    0
                                                                                                            196,142


Miscellaneous  -  0.38%
Investment securities in initial period of acquisition                                                       31,961


TOTAL BONDS, NOTES & equity securities (cost: $7,691,234,000)                                             8,014,621



                                                                                     Principal
                                                                                        amount
SHORT-TERM SECURITIES                                                                    (000)

U.S. Treasuries  -  1.57%
U.S. Treasury Bills 0.872%-0.94% due 10/16-12/11/2003 (11)                       $     131,800              131,666


Corporate short-term notes  -  1.15%
E.I. DuPont de Nemours & Co. 1.03%-1.06% due 10/21-12/16/2003 (11)                      79,000               78,864
Motiva Enterprises LLC 1.09% due 10/1/2003                                              17,300               17,299
                                                                                                             96,163

TOTAL SHORT-TERM SECURITIES (cost: $227,821,000)                                                            227,829

TOTAL INVESTMENT SECURITIES (cost: $7,919,055,000)                                                        8,242,450

OTHER ASSETS LESS LIABILITIES                                                                               138,348

NET ASSETS                                                                                               $8,380,798

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(2) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(3)  Step bond; coupon rate will increase at a later date.
(4)  Security did not produce income during the last 12 months.
(5)  Coupon rate may change periodically.
(6) Company not making scheduled interest payments; bankruptcy proceedings pending.
(7) Valued under fair value procedures adopted by authority of the Board of Trustees.
(8) Company did not make principal payment upon scheduled maturity date; reorganization pending.
(9) Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.
(10) Scheduled interest payments not made; reorganization pending.
(11) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(12) The fund owns 5.35%, 9.45%, 11.37% and 12.47% of the outstanding voting securities of SpectraSite, Inc., Clarent Hospital Corp., ZiLOG, Inc. and NTELOS, Inc., respectively, and thus is considered an affiliate of these companies under the Investment Company Act of 1940.


See Notes to Financial Statements


FINANCIAL STATEMENTS

Statement of assets and liabilities
                     (dollars and shares in thousands, except per-share amounts) at September 30, 2003

ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $7,772,022)           $8,137,873
  Affiliated issuers (cost: $147,033)                  104,577       $8,242,450
 Cash                                                                    13,695
 Receivables for:
  Sales of investments                                  18,784
  Sales of fund's shares                                30,539
  Dividends and interest                               153,510          202,833
                                                                      8,458,978
LIABILITIES:
 Payables for:
  Purchases of investments                              55,883
  Repurchases of fund's shares                           9,490
  Dividends on fund's shares                             5,842
  Open forward currency contracts                        1,193
  Investment advisory services                           2,439
  Services provided by affiliates                        3,240
  Deferred Trustees' compensation                           63
  Other fees and expenses                                   30           78,180
NET ASSETS AT SEPTEMBER 30, 2003                                     $8,380,798

NET ASSETS CONSIST OF:
 Capital paid in on shares of beneficial interest                    $8,595,836
 Undistributed net investment income                                      2,355
 Accumulated net realized loss                                         (539,780)
 Net unrealized appreciation                                            322,387
NET ASSETS AT SEPTEMBER 30, 2003                                     $8,380,798

SHARES OF BENEFICIAL INTEREST ISSUED AND OUTSTANDING -
   UNLIMITED SHARES AUTHORIZED


                                               SHARES           NET ASSET
                          NET ASSETS         OUTSTANDING     VALUE PER SHARE (1)

Class A                   $6,234,692          524,795          $11.88
Class B                      735,719           61,928           11.88
Class C                      771,994           64,981           11.88
Class F                      470,329           39,589           11.88
Class 529-A                   28,420            2,392           11.88
Class 529-B                    7,222              608           11.88
Class 529-C                   16,193            1,363           11.88
Class 529-E                    1,539              130           11.88
Class 529-F                    1,015               85           11.88
Class R-1                      1,099               92           11.88
Class R-2                     14,739            1,241           11.88
Class R-3                     13,888            1,169           11.88
Class R-4                      8,741              736           11.88
Class R-5                     75,208            6,331           11.88


(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $12.34 for each.

See Notes to Financial Statements


Statement of operations                                   (dollars in thousands)
for the year ended September 30, 2003

INVESTMENT INCOME:
 Income:
  Interest                                            $562,384
  Dividends                                             20,329        $582,713

 Fees and expenses:
  Investment advisory services                          24,736
  Distribution services                                 23,165
  Transfer agent services                                4,571
  Administrative services                                1,849
  Reports to shareholders                                  262
  Registration statement and prospectus                    691
  Postage, stationery and supplies                         494
  Trustees' compensation                                    44
  Auditing and legal                                        79
  Custodian                                                158
  State and local taxes                                     66
  Total expenses before reimbursement                   56,115
   Reimbursement of expenses                               138          55,977
 Net investment income                                                 526,736

NET REALIZED LOSS AND UNREALIZED
 APPRECIATION ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized loss on:
  Investments                                         (143,292)
  Non-U.S. currency transactions                        (1,908)       (145,200)
 Net unrealized appreciation on:
  Investments                                        1,381,461
  Non-U.S. currency translations                          (883)      1,380,578
   Net realized loss and
    unrealized appreciation
    on investments and non-U.S. currency                             1,235,378
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                    $1,762,114

See Notes to Financial Statements



Statement of changes in net assets                       (dollars in thousands)

                                                       Year ended September 30
                                                         2003          2002
OPERATIONS:
 Net investment income                                 $526,736       $384,478
 Net realized loss on investments and
  non-U.S. currency transactions                       (145,200)      (244,307)
 Net unrealized appreciation (depreciation)
  on investments and non-U.S. currency translations   1,380,578       (457,752)
  Net increase (decrease) in net assets
   resulting from operations                          1,762,114       (317,581)

DIVIDENDS PAID TO SHAREHOLDERS
 FROM NET INVESTMENT INCOME                            (509,744)      (373,620)

CAPITAL SHARE TRANSACTIONS                            3,033,873      1,650,268

TOTAL INCREASE IN NET ASSETS                          4,286,243        959,067

NET ASSETS:
 Beginning of year                                    4,094,555      3,135,488
 End of year (including
  undistributed and distributions in excess of
  net investment income:
  $2,355 and $13,906, respectively)                  $8,380,798     $4,094,555

See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization - American High-Income Trust (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:


---------------------------------------------------------------------------------------------------------
                        Initial sales           Contingent deferred sales        Conversion feature
Share class                charge               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes A and 529-A       Up to 3.75%           None (except 1% for certain      None
                                                redemptions within one year of
                                                purchase without an initial
                                                sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes B and 529-B       None                  Declines from 5% to zero for     Classes B and 529-B
                                                redemptions within six years     convert to classes A
                                                purchase                         and 529-A,respectively,
                                                                                 after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class C                   None                  1% for redemptions within one    Class C converts to
                                                year of purchase                 Class F after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class 529-C               None                  1% for redemptions within one    None
                                                year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class 529-E               None                  None                             None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes F and 529-F       None                  None                             None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2,         None                  None                             None
 R-3, R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

     SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Trustees.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

     CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

     NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

     FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.


2.  NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 2003, there were no non-U.S. taxes paid on realized gains.

3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of September 30, 2003, the cost of investment securities, excluding forward currency contracts, for federal income tax purposes was $7,923,532,000.

During the year ended September 30, 2003, the fund reclassified $731,000 from undistributed net investment income to undistributed net realized losses to align financial reporting with tax reporting.

As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:


                                                         (dollars in thousands)
Undistributed net investment income and currency gains                 $14,485
Loss deferrals related to non-U.S. currency that were realized
  during the period November 1, 2002 through September 30, 2003         (1,527)
Short-term and long-term capital loss deferrals                       (537,643)
Gross unrealized appreciation on investment securities                 671,028
Gross unrealized depreciation on investment securities                (352,110)



Short-term and long-term capital loss deferrals above include capital loss carryforwards of $9,548,000, $167,849,000 and $300,191,000 expiring in 2009,
2010 and 2011, respectively. The capital loss carryforwards will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. Also included are capital losses of $60,055,000, that were realized during the period November 1, 2002 through September 30, 2003.

Distributions paid to shareholders from net investment income and currency gains were as follows (dollars in thousands):

                                      Year ended September 30
Share class(1)                       2003                  2002
Class A                           $ 396,679             $ 326,106
Class B                              37,860                20,684
Class C                              37,330                15,421
Class F                              28,874                 9,747
Class 529-A                           1,364                   246
Class 529-B                             283                    46
Class 529-C                             690                   134
Class 529-E                              68                     9
Class 529-F                              31                    -*
Class R-1                                30                    -*
Class R-2                               424                     3
Class R-3                               462                     5
Class R-4                               152                    -*
Class R-5                             5,497                 1,219
Total                             $ 509,744             $ 373,620


*    Amount less than one thousand.
(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.16% on such assets in excess of $3 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of annual rates beginning with 3.00% on the first $8,333,333 of the fund's monthly gross investment income and decreasing to 2.00% on such income in excess of $25,000,000.

The Board of Trustees approved an amended agreement effective November 1, 2003, reducing the rates to 0.15% on assets in excess of $6 billion. Beginning March 18, 2003, CRMC voluntarily reduced fees for investment advisory services to the rates provided by the amended agreement. As a result, for the year ended September 30, 2003, the fee shown on the accompanying financial statements of $24,736,000, which was equivalent to an annualized rate of 0.391%, was voluntarily reduced by $84,000 to $24,652,000, or 0.389% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

     DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Trustees has approved expense amounts lower than plan limits.

  -----------------------------------------------------------------------------
  SHARE CLASS                       CURRENTLY APPROVED LIMITS    PLAN LIMITS
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Class A                                     0.30%                 0.30%
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Class 529-A                                  0.30                  0.50
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Classes B and 529-B                          1.00                  1.00
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Classes C, 529-C and R-1                     1.00                  1.00
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Class R-2                                    0.75                  1.00
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Classes 529-E and R-3                        0.50                  0.75
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  Classes F, 529-F and R-4                     0.25                  0.50
  -----------------------------------------------------------------------------

     All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

     For classes A and 529-A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2003, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

     TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

     ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for classes R-1, R-2, R-3 and R-4, CRMC has voluntarily agreed to pay a portion of these fees. For the year ended September 30, 2003, the total fees paid by CRMC were $54,000. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

     Expenses under the agreements described above for the year ended September 30, 2003, were as follows (dollars in thousands):

---------------------------------------------------------------------------------------------------------------
                                                                      ADMINISTRATIVE SERVICES

                                                  -------------------------------------------------------------
                                                                                            COMMONWEALTH OF
                                                          CRMC                                 VIRGINIA
                DISTRIBUTION    TRANSFER AGENT       ADMINISTRATIVE      TRANSFER AGENT    ADMINISTRATIVE
  SHARE CLASS     SERVICES         SERVICES             SERVICES           SERVICES            SERVICES
---------------------------------------------------------------------------------------------------------------
    Class A         $11,640           $4,075        Not applicable      Not applicable       Not applicable
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class B          5,165             496          Not applicable      Not applicable       Not applicable
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class C          5,207           Included            $781                $166            Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
    Class F           905            Included             543                 99             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-A          16            Included              25                  3                  $17
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-B          41            Included               6                  3                    4
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-C          97            Included              15                  5                   10
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-E           5            Included               1                 -*                    1
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
  Class 529-F           1            Included               1                 -*                   -*
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-1            5            Included               1                  2             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-2           46            Included               9                 63             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-3           32            Included              10                 14             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-4            5            Included               3                  1             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
   Class R-5     Not applicable      Included             64                   2             Not applicable
                                        in
                                  administrative
                                     services
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
     Total        $23,165            $4,571           $1,459                $358                  $32
----------------===============================================================================================
* Amount less than one thousand.


DEFERRED TRUSTEES' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' compensation in the accompanying financial statements includes $39,000 in current fees (either paid in cash or deferred) and a net increase of $5,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND TRUSTEES - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

5. CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                 REINVESTMENTS
                                                                 OF DIVIDENDS
SHARE CLASS(1)                            SALES(2)             AND DISTRIBUTIONS        REPURCHASES(2)            NET INCREASE
                                    AMOUNT       SHARES        AMOUNT     SHARES     AMOUNT        SHARES      AMOUNT      SHARES
Year ended September 30, 2003
Class A                           $2,947,678     269,710     $ 293,946    26,810  $(1,294,863)    (117,608)  $ 1,946,761   178,912
Class B                              401,738      36,762        25,201     2,283      (84,952)      (7,642)      341,987    31,403
Class C                              515,059      47,001        25,987     2,350     (129,541)     (11,555)      411,505    37,796
Class F                              537,925      49,913        19,042     1,721     (313,475)     (28,218)      243,492    23,416
Class 529-A                           17,906       1,629         1,344       121       (1,383)        (123)       17,867     1,627
Class 529-B                            4,996         452           279        25         (282)         (24)        4,993       453
Class 529-C                           10,184         929           683        62         (791)         (72)       10,076       919
Class 529-E                            1,070          98            67         6          (80)          (7)        1,057        97
Class 529-F                              915          82            30         3           -*           -*           945        85
Class R-1                              1,232         110            29         3         (249)         (23)        1,012        90
Class R-2                             15,383       1,383           413        36       (2,374)        (208)       13,422     1,211
Class R-3                             14,631       1,322           452        40       (2,825)        (248)       12,258     1,114
Class R-4                              9,077         800           146        13         (891)         (78)        8,332       735
Class R-5                             32,990       3,070         3,129       287      (15,953)      (1,410)       20,166     1,947
Total net increase
   (decrease)                     $4,510,784     413,261     $ 370,748    33,760 $ (1,847,659)    (167,216)  $ 3,033,873   279,805

Year ended September 30, 2002
Class A                           $1,565,510     142,047     $ 232,348    21,359   $ (841,488)     (78,010)    $ 956,370    85,396
Class B                              246,129      22,036        12,690     1,187      (37,615)      (3,590)      221,204    19,633
Class C                              298,982      26,749        10,115       958      (46,447)      (4,456)      262,650    23,251
Class F                              205,334      18,636         7,125       673      (64,350)      (6,023)      148,109    13,286
Class 529-A                            8,109         752           240        24         (109)         (11)        8,240       765
Class 529-B                            1,618         151            45         4           (2)          -*         1,661       155
Class 529-C                            4,791         444           130        13         (130)         (13)        4,791       444
Class 529-E                              342          32             9         1           (5)          -*           346        33
Class 529-F                                3          -*            -*        -*            -            -             3        -*
Class R-1                                 16           2            -*        -*            -            -            16         2
Class R-2                                328          33             3        -*          (34)          (3)          297        30
Class R-3                                544          56             4         1          (20)          (2)          528        55
Class R-4                                 13           1            -*        -*            -            -            13         1
Class R-5                             45,966       4,376           845        86         (771)         (78)       46,040     4,384
Total net increase
   (decrease)                     $2,377,685     215,315     $ 263,554    24,306   $ (990,971)     (92,186)  $ 1,650,268   147,435


*    Amount less than one thousand.
(1) Class 529-A, 529-B, 529-C, 529-E and 529-F shares were offered beginning February 15, 2002. Class R-1, R-2, R-3, R-4 and R-5 shares were offered beginning May 15, 2002.
(2)  Includes exchanges between share classes of the fund.


6. FORWARD CURRENCY CONTRACTS

As of September 30, 2003, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:
                                                           U.S. VALUATIONS AT
                                                           SEPTEMBER 30, 2003
                              CONTRACT AMOUNT
NON-U.S. CONTRACTS                                                  UNREALIZED
                             Non-U.S.       U.S.       AMOUNT     (DEPRECIATION)
                               (000)       (000)        (000)         (000)
Sales:
 Euros expiring
 11/3 to 12/17/2003       Euro 22,475     $24,988     $26,181       $( 1,193)


7. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of September 30, 2003, the total value of restricted securities was $1,695,406,000, which represented 20.23% of the net assets of the fund.

8. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $5,317,203,000 and $2,381,098,000, respectively, during the year ended September 30, 2003.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended September 30, 2003, the custodian fee of $158,000 included $149,000 that was offset by this reduction, rather than paid in cash.


FINANCIAL HIGHLIGHTS (1)

                                           INCOME (LOSS) FROM INVESTMENT OPERATIONS(2)
                                                                      NET
                                      NET ASSET                  GAINS(LOSSES)
                                        VALUE,         NET       ON SECURITIES      TOTAL FROM
                                      BEGINNING     INVESTMENT   (BOTH REALIZED     INVESTMENT
                                      OF PERIOD       INCOME     AND UNREALIZED)    OPERATIONS
CLASS A:
 Year ended 9/30/2003                   $9.62         $.93           $2.25            $3.18
 Year ended 9/30/2002                   11.27         1.08          (1.65)             (.57)
 Year ended 9/30/2001                   12.93         1.20          (1.61)             (.41)
 Year ended 9/30/2000                   13.52         1.18           (.48)              .70
 Year ended 9/30/1999                   13.75         1.28           (.17)             1.11
CLASS B:
 Year ended 9/30/2003                    9.62          .84           2.25              3.09
 Year ended 9/30/2002                   11.27         1.00          (1.65)             (.65)
 Year ended 9/30/2001                   12.93         1.10          (1.61)             (.51)
 Period from 3/15/2000 to 9/30/2000     13.57          .52           (.53)             (.01)
CLASS C:
 Year ended 9/30/2003                    9.62          .83           2.25              3.08
 Year ended 9/30/2002                   11.27          .99          (1.65)             (.66)
 Period from 3/15/2001 to 9/30/2001     12.48          .53          (1.15)             (.62)
CLASS F:
 Year ended 9/30/2003                    9.62          .92           2.25              3.17
 Year ended 9/30/2002                   11.27         1.07          (1.65)             (.58)
 Period from 3/15/2001 to 9/30/2001     12.48          .57          (1.15)             (.58)
CLASS 529-A:
 Year ended 9/30/2003                    9.62          .92           2.25              3.17
 Period from 2/19/2002 to 9/30/2002     11.37          .65          (1.76)            (1.11)
CLASS 529-B:
 Year ended 9/30/2003                    9.62          .82           2.25              3.07
 Period from 2/25/2002 to 9/30/2002     11.23          .59          (1.63)            (1.04)
CLASS 529-C:
 Year ended 9/30/2003                    9.62          .82           2.25              3.07
 Period from 2/19/2002 to 9/30/2002     11.37          .60          (1.76)            (1.16)
CLASS 529-E:
 Year ended 9/30/2003                    9.62          .88           2.25              3.13
 Period from 3/15/2002 to 9/30/2002     11.57          .57          (1.96)            (1.39)
CLASS 529-F:
 Year ended 9/30/2003                    9.62          .91           2.25              3.16
 Period from 9/16/2002 to 9/30/2002      9.88          .08           (.30)             (.22)
CLASS R-1:
 Year ended 9/30/2003                    9.62          .83           2.25              3.08
 Period from 7/11/2002 to 9/30/2002     10.00          .23           (.40)             (.17)
CLASS R-2:
 Year ended 9/30/2003                    9.62          .84           2.25              3.09
 Period from 6/18/2002 to 9/30/2002     10.76          .31          (1.18)             (.87)
CLASS R-3:
 Year ended 9/30/2003                    9.62          .88           2.25              3.13
 Period from 6/21/2002 to 9/30/2002     10.60          .31          (1.01)             (.70)
CLASS R-4:
 Year ended 9/30/2003                    9.62          .92           2.25              3.17
 Period from 7/19/2002 to 9/30/2002      9.97          .22           (.38)             (.16)
CLASS R-5:
 Year ended 9/30/2003                    9.62          .95           2.25              3.20
 Period from 5/15/2002 to 9/30/2002     11.30          .42          (1.70)            (1.28)



                                                                  Dividends and distributions

                                       Dividends
                                       (from net    Distributions         Total          Net asset
                                       investment   (from capital     dividends and      value, end       Total
                                        income)        gains)         distributions      of period        return(3)

CLASS A:
 Year ended 9/30/2003                    $(.92)           $-              $(.92)           $11.88          34.30%
 Year ended 9/30/2002                    (1.08)            -              (1.08)             9.62          (5.88)
 Year ended 9/30/2001                    (1.25)            -              (1.25)            11.27          (3.44)
 Year ended 9/30/2000                    (1.29)            -              (1.29)            12.93           5.29
 Year ended 9/30/1999                    (1.29)          (.05)            (1.34)            13.52           8.11
CLASS B:
 Year ended 9/30/2003                     (.83)            -               (.83)            11.88          33.28
 Year ended 9/30/2002                    (1.00)            -              (1.00)             9.62          (6.57)
 Year ended 9/30/2001                    (1.15)            -              (1.15)            11.27          (4.17)
 Period from 3/15/2000 to 9/30/2000       (.63)            -               (.63)            12.93           (.05)
CLASS C:
 Year ended 9/30/2003                     (.82)            -               (.82)            11.88          33.17
 Year ended 9/30/2002                     (.99)            -               (.99)            9.62           (6.65)
 Period from 3/15/2001 to 9/30/2001       (.59)            -               (.59)            11.27          (5.11)
CLASS F:
 Year ended 9/30/2003                     (.91)            -               (.91)            11.88          34.17
 Year ended 9/30/2002                    (1.07)            -              (1.07)             9.62          (5.95)
 Period from 3/15/2001 to 9/30/2001       (.63)            -               (.63)            11.27          (4.86)
CLASS 529-A:
 Year ended 9/30/2003                     (.91)            -               (.91)            11.88          34.17
 Period from 2/19/2002 to 9/30/2002       (.64)            -               (.64)             9.62         (10.11)
CLASS 529-B:
 Year ended 9/30/2003                     (.81)            -               (.81)            11.88          33.01
 Period from 2/25/2002 to 9/30/2002       (.57)            -               (.57)             9.62          (9.54)
CLASS 529-C:
 Year ended 9/30/2003                     (.81)            -               (.81)            11.88          33.03
 Period from 2/19/2002 to 9/30/2002       (.59)            -               (.59)             9.62         (10.52)
CLASS 529-E:
 Year ended 9/30/2003                     (.87)            -               (.87)            11.88          33.73
 Period from 3/15/2002 to 9/30/2002       (.56)            -               (.56)             9.62         (12.29)
CLASS 529-F:
 Year ended 9/30/2003                     (.90)            -               (.90)            11.88          34.06
 Period from 9/16/2002 to 9/30/2002       (.04)            -               (.04)             9.62          (2.23)
CLASS R-1:
 Year ended 9/30/2003                     (.82)            -               (.82)            11.88          33.16
 Period from 7/11/2002 to 9/30/2002       (.21)            -               (.21)             9.62          (1.70)
CLASS R-2:
 Year ended 9/30/2003                     (.83)            -               (.83)            11.88          33.21
 Period from 6/18/2002 to 9/30/2002       (.27)            -               (.27)             9.62          (8.05)
CLASS R-3:
 Year ended 9/30/2003                     (.87)            -               (.87)            11.88          33.71
 Period from 6/21/2002 to 9/30/2002       (.28)            -               (.28)             9.62          (6.63)
CLASS R-4:
 Year ended 9/30/2003                     (.91)            -               (.91)            11.88          34.17
 Period from 7/19/2002 to 9/30/2002       (.19)            -               (.19)             9.62          (1.58)
CLASS R-5:
 Year ended 9/30/2003                     (.94)            -               (.94)            11.88          34.61
 Period from 5/15/2002 to 9/30/2002       (.40)            -               (.40)             9.62         (11.41)

                                                       RATIO OF       RATIO OF
                                      NET ASSETS,      EXPENSES       NET INCOME
                                      END OF PERIOD    TO AVERAGE     TO AVERAGE
                                      (IN MILLIONS)    NET ASSETS     NET ASSETS

CLASS A:
 Year ended 9/30/2003                    $6,235         .75% (5)       8.49%
 Year ended 9/30/2002                    3,327          .88            9.99
 Year ended 9/30/2001                    2,936          .83            9.75
 Year ended 9/30/2000                    2,788          .82            8.87
 Year ended 9/30/1999                    2,777          .82            9.21
CLASS B:
 Year ended 9/30/2003                     736          1.51  (5)       7.63
 Year ended 9/30/2002                     294          1.59            9.28
 Year ended 9/30/2001                     123          1.57            8.75
 Period from 3/15/2000 to 9/30/2000        27          1.52  (6)       8.18 (6)
CLASS C:
 Year ended 9/30/2003                     772          1.60  (5)       7.49
 Year ended 9/30/2002                     262          1.67            9.21
 Period from 3/15/2001 to 9/30/2001        44          1.70  (6)       8.54 (6)
CLASS F:
 Year ended 9/30/2003                     470           .84  (5)       8.26
 Year ended 9/30/2002                     156           .93            9.95
 Period from 3/15/2001 to 9/30/2001        32           .93  (6)       9.32 (6)
CLASS 529-A:
 Year ended 9/30/2003                      28           .77  (5)       8.36
 Period from 2/19/2002 to 9/30/2002         7          1.07  (6)      10.40 (6)
CLASS 529-B:
 Year ended 9/30/2003                       7          1.73  (5)       7.36
 Period from 2/25/2002 to 9/30/2002         2          1.82  (6)       9.67 (6)
CLASS 529-C:
 Year ended 9/30/2003                      16          1.71  (5)       7.43
 Period from 2/19/2002 to 9/30/2002         4          1.80  (6)       9.65 (6)
CLASS 529-E:
 Year ended 9/30/2003                       2          1.18  (5)       7.94
 Period from 3/15/2002 to 9/30/2002         - (4)      1.27  (6)      10.45 (6)
CLASS 529-F:
 Year ended 9/30/2003                       1           .92  (5)       7.96
 Period from 9/16/2002 to 9/30/2002         - (4)       .05             .77
CLASS R-1:
 Year ended 9/30/2003                       1          1.60  (5)(7)    7.20
 Period from 7/11/2002 to 9/30/2002         - (4)       .38  (7)       2.32
CLASS R-2:
 Year ended 9/30/2003                      15          1.57  (5)(7)    7.34
 Period from 6/18/2002 to 9/30/2002         - (4)       .48  (7)       3.17
CLASS R-3:
 Year ended 9/30/2003                      14          1.18  (5)(7)    7.74
 Period from 6/21/2002 to 9/30/2002         1           .36  (7)       3.21
CLASS R-4:
 Year ended 9/30/2003                       9           .83  (5)(7)    8.13
 Period from 7/19/2002 to 9/30/2002         - (4)       .14  (7)       2.25
CLASS R-5:
 Year ended 9/30/2003                      75           .52  (5)       8.77
 Period from 5/15/2002 to 9/30/2002        42           .23            4.25


                                          Year ended September 30
                                 2003     2002     2001     2000     1999

Portfolio turnover rate
  for all classes of shares       41%      34%      44%      46%      30%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Year ended 1999 is based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4)  Amount less than 1 million.
(5) CRMC voluntarily agreed to pay a portion of the fees relating to investment advisory fees. The expense ratios for all classes were not affected by any payments made by CRMC during the year ended September 30, 2003.
(6)  Annualized.
(7) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees relating to transfer agent services. Had CRMC not paid such fees, expense ratios would have been 2.01%, 2.31%, 1.28% and .86% for classes R-1, R-2, R-3 and R-4, respectively, during the year ended September 30, 2003, and 2.07%, .85%, .51% and 9.55% for classes R-1, R-2,
     R-3 and R-4, respectively, during the period ended September 30, 2002.


INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF AMERICAN HIGH-INCOME TRUST:

We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the "Fund"), including the investment portfolio, as of September 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
November 7, 2003


TAX INFORMATION (unaudited)

We are  required  to advise  you within 60 days of the  fund's  fiscal  year-end
regarding  the  federal  tax  status  of  certain   distributions   received  by
shareholders during such fiscal year.

As a result of recent tax legislation, individual shareholders are now eligible for reduced tax rates on qualified dividend income received during 2003. For purposes of computing the dividends eligible for reduced tax rates, 3.0% of the dividends paid by the fund from net investment income from January 1 through the end of the fund's fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70.0% of qualifying dividends received during the year. For purposes of computing this exclusion, 3.9% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, .9% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. government obligations.


Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2004 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2003 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


OTHER SHARE CLASS RESULTS (unaudited)

Class B, Class C, Class F, and Class 529

RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2003:

                                                                      1 year           Life of class
CLASS B SHARES
     Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within six
         years of purchase                                            +28.28%            +4.44% (1)
     Not reflecting CDSC                                              +33.28%            +5.10% (1)

CLASS C SHARES
     Reflecting CDSC, maximum of 1%, payable only if shares
         are sold within one year of purchase                         +32.17%            +6.71% (2)
     Not reflecting CDSC                                              +33.17%            +6.71% (2)

CLASS F SHARES (3)
     Not reflecting annual asset-based fee charged
         by sponsoring firm                                           +34.17%            +7.45% (2)

CLASS 529-A SHARES
     Reflecting 3.75% maximum sales charge                            +29.20%            +9.71% (4)
     Not reflecting maximum sales charge                              +34.17%           +12.33% (4)

CLASS 529-B SHARES
     Reflecting applicable CDSC, maximum of 5%, payable
         only if shares are sold within six years of purchase         +28.01%            +9.94% (5)
     Not reflecting CDSC                                              +33.01%           +12.30% (5)

CLASS 529-C SHARES
     Reflecting CDSC, maximum of 1%, payable only if shares
         are sold within one year of purchase                         +32.03%           +11.42% (4)
     Not reflecting CDSC                                              +33.03%           +11.42% (4)

CLASS 529-E SHARES (3)                                                +33.73%           +10.88% (6)

Class 529-F shares (3)
     Not reflecting annual asset-based fee charged
         by sponsoring firm                                           +34.06%           +29.76% (7)

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C and Class F shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from February 19, 2002, when Class 529-A and Class 529-C shares were first sold.
(5) Average annual total return from February 25, 2002, when Class 529-B shares were first sold.
(6) Average annual total return from March 15, 2002, when Class 529-E shares were first sold.
(7) Average annual total return from September 16, 2002, when Class 529-F shares were first sold.


BOARD OF TRUSTEES

"Non-interested" Trustees

                                             YEAR FIRST
                                               ELECTED
                                              A TRUSTEE
NAME AND AGE                                OF THE FUND (1)   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

AMBASSADOR                                      1999          Corporate director and author; former U.S.
RICHARD G. CAPEN, JR., 69                                     Ambassador to Spain; former Vice Chairman,
                                                              Knight-Ridder, Inc.; former Chairman and
                                                              Publisher, The Miami Herald

H. FREDERICK CHRISTIE, 70                       1987          Private investor; former President and CEO,
                                                              The Mission Group (non-utility holding company,
                                                              subsidiary of Southern California Edison Company)

DIANE C. CREEL, 55                              1994          Chairman of the Board and CEO, AnAerobics, Inc.
                                                              (organic waste management)

MARTIN FENTON, 68                               1989          Chairman of the Board and CEO, Senior Resource
                                                              Group LLC (development and management of senior
                                                              living communities)

LEONARD R. FULLER, 57                           1994          President and CEO, Fuller Consulting (financial
                                                              management consulting firm)

RICHARD G. NEWMAN, 69                           1991          Chairman of the Board and CEO, AECOM Technology
                                                              Corporation (engineering, consulting and professional
                                                              services)

FRANK M. SANCHEZ, 60                            1999          Principal, The Sanchez Family Corporation dba
                                                              McDonald's Restaurants (McDonald's licensee)


"Non-interested" Trustees

                                             NUMBER OF
                                          BOARDS WITHIN THE
                                          FUND COMPLEX (2)
                                              ON WHICH
NAME AND AGE                               TRUSTEE SERVES     OTHER DIRECTORSHIPS (3) HELD BY TRUSTEE

AMBASSADOR                                       14           Carnival Corporation
RICHARD G. CAPEN, JR., 69

H. FREDERICK CHRISTIE, 70                        19           Ducommun Incorporated; IHOP Corporation;
                                                              Southwest Water Company; Valero L.P.

DIANE C. CREEL, 55                               12           Allegheny Technologies; BF Goodrich;
                                                              Teledyne Technologies

MARTIN FENTON, 68                                16           None

LEONARD R. FULLER, 57                            14           None

RICHARD G. NEWMAN, 69                            13           Sempra Energy; Southwest Water Company

FRANK M. SANCHEZ, 60                             12           None

"Interested" Trustees (4)

                                             YEAR FIRST
                                             ELECTED A
                                             TRUSTEE OR       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                                OFFICER OF       POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH FUND                           THE FUND (1)     UNDERWRITER OF THE FUND

PAUL G. HAAGA, JR., 54                          1987          Executive Vice President and Director, Capital Research
Chairman of the Board                                         and Management Company; Director, The Capital Group
                                                              Companies, Inc. (5); Director, American Funds
                                                              Distributors, Inc. (5)

ABNER D. GOLDSTINE, 73                          1987          Senior Vice President and Director, Capital Research
Vice Chairman of the Board                                    and Management Company

DAVID C. BARCLAY, 47                            1995          Senior Vice President and Director, Capital Research
President                                                     and Management Company; Director, Capital Research Company (5)

"Interested" Trustees (4)
                                             NUMBER OF
                                          BOARDS WITHIN THE    OTHER
                                            FUND COMPLEX (2)   DIRECTORSHIPS (3)
NAME, AGE AND                                 ON WHICH         HELD BY
POSITION WITH FUND                         TRUSTEE SERVES      TRUSTEE

PAUL G. HAAGA, JR., 54                           17            None
Chairman of the Board

ABNER D. GOLDSTINE, 73                           12            None
Vice Chairman of the Board

DAVID C. BARCLAY, 47                              1            None
President

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION: FUND SECRETARY.



OTHER OFFICERS

                                             YEAR FIRST
                                             ELECTED AN       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND
NAME, AGE AND                                OFFICER OF       POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL
POSITION WITH FUND                           THE FUND (1)     UNDERWRITER OF THE FUND

SUSAN M. TOLSON, 41                             1997          Senior Vice President, Capital Research Company (5)
Senior Vice President

MICHAEL J. DOWNER, 48                           1994          Vice President and Secretary, Capital Research and
Vice President                                                Management Company; Secretary, American Funds Distributors, Inc.(5);
                                                              Director, Capital Bank and Trust Company (5)

JENNIFER L. HINMAN, 45                          2001          Vice President and Director, Capital Research Company (5)
Vice President

JULIE F. WILLIAMS, 55                           1987          Vice President-- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

ANTHONY W. HYNES, JR., 40                       1993          Vice President-- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

KIMBERLY S. VERDICK, 39                         1994          Assistant Vice President-- Fund Business
Assistant Secretary                                           Management Group, Capital Research and Management Company

SUSI M. SILVERMAn, 33                           2001          Vice President-- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company


(1) Trustees and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5)  Company affiliated with Capital Research and Management Company.



OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823


TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065 Santa Ana, CA 92799-5065

P.O. Box 659522 San Antonio, TX 78265-9522

P.O. Box 6007 Indianapolis, IN 46206-6007

P.O. Box 2280 Norfolk, VA 23501-2280


CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070


COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228


INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462


PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406



There are several ways to invest in American High-Income Trust. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $100,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.76 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.85 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.09 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THE AMERICAN FUNDS PROXY VOTING GUIDELINES -- USED TO DETERMINE HOW TO VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- ARE AVAILABLE UPON REQUEST, FREE OF CHARGE, BY CALLING AMERICAN FUNDS SERVICE COMPANY, VISITING THE AMERICAN FUNDS WEBSITE OR ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV.

This report is for the information of shareholders of American High-Income Trust, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2003, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 20 million shareholder accounts.

Our unique combination of strengths includes these five factors:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. Nearly 70% of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World FundSM
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income FundSM
   Fundamental InvestorsSM
   The Investment Company of America(R)
   Washington Mutual Investors FundSM

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   AMERICAN HIGH-INCOME TRUSTSM
   The Bond Fund of AmericaSM
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities FundSM

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds American High-Income Municipal Bond Fund(R) Limited Term Tax-Exempt Bond Fund of AmericaSM
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of AmericaSM
   The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-921-1103

Litho in USA RCG/L/8049

Printed on recycled paper


ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that H. Frederick Christie, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Form N-CSR disclosure requirement not yet effective with respect to Registrant.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.


ITEM 6 - Reserved


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Reserved


ITEM 9 - Controls and Procedures

(a) The officers providing the certifications in this report in accordance with rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 10 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            American High-Income Trust



                            By:      /s/ David C. Barclay
                                     David C. Barclay, President and PEO

                            Date:    December 9, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By:    /s/ David C. Barclay
       David C. Barclay, President and PEO

Date:  December 9, 2003



By:    /s/ Susi M. Silverman
       Susi M. Silverman, Treasurer

Date:  December 9, 2003